------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 20, 2000





                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                        333-77215              13-3291626
----------------------------       ----------------         ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                           10036
----------------------                                       ----------
  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4700
                                                   ----- -------------
------------------------------------------------------------------------------

Item 5.  Other Events.
----------------------

Filing of Computational Materials.
---------------------------------

         In connection with the offering of the Morgan Stanley Dean Witter Capital I Inc., Mortgage Pass-Through Certificates 2000-1 (the "Certificates"), Morgan Stanley & Co. Incorporated, as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Morgan Stanley Dean Witter Capital I Inc. provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
--------------------------------------------------

Information and Exhibits.
------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Computational Materials

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MORGAN STANLEY DEAN WITTER CAPITAL I INC.




                                 By: /s/Andrew Berman
                                    --------------------
                                    Name:  Andrew Berman
                                    Title: Vice President



Dated:  July 24, 2000

Exhibit Index
-------------


Exhibit                        Description                         Page
-------                        -----------                         ----

99.1                           Computational Materials

                                 Exhibit 99.1



------------------------------ ----------------------------- -----------------
MORGAN STANLEY DEAN WITTER           [LOGO]                     July 20, 2000
Securitized Products Group
MBS Capital Markets
------------------------------ ----------------------------- -----------------


                              MBS New Transaction

                                   Termsheet

                                  ---------

                            Thursday, July 20, 2000

                                  ---------

                                 $337,800,000
                                 (Approximate)

               Morgan Stanley Dean Witter Capital I 2000-1 Trust
                      Mortgage Pass-Through Certificates
                                 Series 2000-1

                   Morgan Stanley Dean Witter Capital I Inc.
                                   Depositor



This information has been prepared in connection with the issuance of securities representing beneficial interest in the above trust and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pools of Mortgage Loans underlying these securities. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS and PROSPECTUS SUPPLEMENT PREPARED BY THE DEPOSITOR THAT WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This material supercedes any information previously delivered to you and will be superceded by any information hereafter delivered to you. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.











               Morgan Stanley Dean Witter Capital I 2000-1 Trust

                      Mortgage Pass-Through Certificates

                                 Series 2000-1

       THIS TERM SHEET IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE
             PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE
        CERTIFICATES. PRIOR TO INVESTING IN THE CERTIFICATES INVESTORS
             SHOULD CAREFULLY REVIEW THE PROSPECTUS AND PROSPECTUS
                                  SUPPLEMENT.

                            Transaction Highlights
                            ----------------------

Group I - 10-year, Interest-Only, Adjustable Rate Collateral
-------------------------------------------------------------------------------------------------------------------------------
                                              Expected
                                               Ratings      Credit    Average Life                                  Price Talk
Class   Class Size(1)         Coupon        (S&P/Moody's)   Support     To Call      Pricing Speed     Benchmark       (bps)
====== ================ ================= ================ ========= ============== =============== ============== ============
 A-I     $230,000,000    LIBOR+[ ]bps(2)       AAA/Aaa       Ambac        3.96           20 CPR      1-Month LIBOR
                                                             Wrap
-------------------------------------------------------------------------------------------------------------------------------
    (1)  Subject to a variance of +/-5%
    (2)  Coupon will adjust each month to a per annum rate equal to the least of (i) 1-Month
         LIBOR plus [ ]bps, (ii) 12.51% and (iii) the Net Weighted Average Mortgage Rate of the
         mortgage loans in Loan Group I




Group II - 5-year, Interest Only, Hybrid, Adjustable Rate Collateral
-------------------------------------------------------------------------------------------------------------------------------
                                              Expected
                                               Ratings      Credit    Average Life                                  Price Talk
Class   Class Size(1)         Coupon        (S&P/Moody's)   Support    To Balloon    Pricing Speed     Benchmark       (bps)
====== ================ ================= ================ ========= ============== =============== ============== ============
 A-II    $107,800,000         WAC(2)           AAA/Aaa       Ambac       3.01(3)          20 CPR          Curve
                                                             Wrap
-------------------------------------------------------------------------------------------------------------------------------
    (1)  Subject to a variance of +/-5%
    (2)  Coupon will be the Weighted Average Net Mortgage Rate on the mortgage loans in Loan
         Group II
    (3)  Average life calculated assuming balloon in month 61



Seller:                      Morgan Stanley Dean Witter Credit Corp. ("MSDWCC")

Servicer:                    Morgan Stanley Dean Witter Credit Corp.

Depositor:                   Morgan Stanley Dean Witter Capital I Inc.

Trustee:                     Wells Fargo Bank Minnesota, N.A.

Manager:                     MORGAN STANLEY DEAN WITTER (Sole Manager)

Cut-Off Date:                July 1, 2000 (or the date of origination, if later)

Expected Pricing Date:       On or around July 21, 2000

Expected Settlement Date:    July 28, 2000 through DTC, Euroclear and
                             Clearstream Group I will settle flat. Group II will settle with accrued interest.

Distribution Dates:          The 15th day of each month beginning August, 2000

Day Count Basis:             Group I: Actual/360
                             Group II: 30/360

Mortgage Loan Description:   Group I -  The Group I Loans consist of 343
                                        high balance, adjustable rate mortgage
                                        loans secured by first liens on 1-4
                                        family residential properties with an
                                        aggregate scheduled principal balance as of the Cut-Off Date of approximately
                                        $211,842,433. Each loan has an interest
                                        rate that adjusts either a) monthly to a spread over 1-Month LIBOR, b) semi-annually to a spread over 6-Month
                                        LIBOR, c) monthly to a spread over
                                        1-year CMT or d) semi-annually to a
                                        spread over 1-year CMT. Each loan will
                                        have an original term to maturity of 25
                                        years and is scheduled to pay interest
                                        only for the first 10 years of its term.
                                        Commencing in its 11th year, each
                                        mortgage loan is scheduled to amortize
                                        on a 15-year, fully amortizing basis.

                             Group II - The Group II Loans consist of 307
                                        hybrid, adjustable rate mortgage loans
                                        secured by first liens on 1-4 family
                                        residential properties with an aggregate scheduled principal balance as of the Cut-Off Date of approximately
                                        $90,005,337. Each loan will be fixed
                                        rate for the first 5 years following its origination, then will reset semi-annually to a spread over 6-Month LIBOR subject to initial and periodic caps. Each loan will have an original term to maturity of 30 years and is scheduled to pay interest only for the first 5 years of its term. Commencing in its 6th year, each mortgage loan is scheduled to amortize on a 25-year, fully amortizing basis.

Additional Collateral        Loans that have a loan-to-value in excess of 80%
Loans:                       are, in general, also either (i) secured by a
                             security interest in additional collateral
                             (generally securities) owned by the borrower (such loans being referred to as "FlexSource") or (ii) supported by a third party guarantee (generally a parent of the borrower), which in turn is secured by a security interest in collateral (generally securities). The amount of such collateral does not exceed 30% of the loan amount, although the amount of additional collateral may exceed 30% of the loan amount if the original principal amount of the loan exceeds $1,000,000

Additional Collateral        An Ambac provided limited purpose surety bond that
Loans Surety Bond:           guarantees shortfalls in the net proceeds realized
                             from the liquidation of any required additional collateral securing the Additional Collateral Loans

Prepayment Interest          To the extent a Prepayment Interest Shortfall
Shortfalls:                  occurs, the Servicing Fee for any month will be
                             reduced by an amount not to exceed the aggregate
                             Servicing Fee for such Distribution Date.

Pre-Funding Account:         On the Settlement Date, up to $20,000,000 with
                             respect to Group I Loans and up to $20,000,000 with respect to Group II Loans will be deposited into the Pre-Funding Account to be withdrawn within 3 months after the Closing Date to purchase additional loans

Pricing Speed:               Group I: 20 CPR
                             Group II: 20 CPR

Credit Enhancement:          100% Ambac certificate insurance policy, excess
                             spread and overcollateralization

Certificate                  The Ambac insurance policy will guarantee timely
Insurer/Certificate          payment of interest and ultimate payment of
Insurance Policy:            principal by the final scheduled Distribution Date


Clean-Up Calls:              For the Class A-I Certificates, when the principal
                             amount of the loans in Loan Group I is less than or equal to 10% of the original principal balance of the loans in Loan Group I. For the Class A-II
                             Certificates, when the principal amount of the loans in Loan Group II is less than or equal to 10% of the original principal balance of the loans in Loan Group II

Step-Up Coupon:              The margin on the Class A-I Certificates will
                             increase to an amount two times the original margin with respect to the first Distribution Date following the earliest clean-up call date should the call not be exercised

Denominations:               The Certificates will be issued in book-entry form
                             in minimum denominations of $25,000 and integral multiples of $1 in excess thereof

Trust Tax Status:            REMIC

ERISA Eligibility:           Class A-I and Class A-II will be ERISA eligible
                             subject to certain conditions set forth in the prospectus and prospectus supplement

SMMEA Eligibility:           Class A-I and Class A-II will be SMMEA eligible
                             after amounts in the Pre-Funding Account have been reduced to zero

Risk Factors:                The Certificates involve a significant degree of
                             risk and are therefore appropriate only for investors (a) who are capable of analyzing and assessing (i) loss experience on a portfolio of mortgage loans having the characteristics of the mortgage loans described herein, (ii) payment and prepayment considerations of the mortgage loans and the Certificates, and (iii) structures of mortgage-backed securities and (b) who are capable of bearing the financial risk associated with an investment in the Certificates




                              Transaction Structure
                              ---------------------

General

The Certificates of each Group will be cross-collateralized with one another.

Credit Enhancement

The Class A-I and Class A-II Certificates are credit enhanced by:

1)   Ambac Assurance Corporation insurance policy,

2)   Excess spread from the Mortgage Loans,

3) Loan Group I will have up-front overcollateralization of 0.00% and will build to 1.00% from Loan Group I excess spread. After the 36th month and subject to certain tests, the overcollateralization will equal the lesser of 2.00% of the outstanding principal balance of the mortgage loans and the initial overcollateralization amount, subject to a 75bps floor and certain delinquency triggers,

4) Loan Group II will have up-front overcollateralization of 2.00%. After the 36th month and subject to certain tests, the overcollateralization will equal the lesser of 4.00% of the outstanding principal balance of the mortgage loans and the initial overcollateralization amount, subject to a 75bps floor and certain delinquency triggers,

5) Limited purpose surety bond for any losses on the additional collateral securing the Additional Collateral Loans

Group I Structure
-----------------

Cashflow Priority

Distributions will be made on each Distribution Date from available funds for Loan Group I in the following order of priority:

1.   To pay allocable share of current and unpaid Servicing Fee and Trustee Fee,
2.   To pay allocable share of Insurance Premium,
3.   To pay allocable share of unreimbursed Advances to the Servicer,
4. To pay interest on the Class A-I Certificates, any undistributed accrued interest, plus basis risk shortfalls to the extent of available funds in the Basis Risk Reserve Fund,
5.   To pay principal on the Class A-I Certificates,
6. To pay Class A-I, excess principal, to the extent necessary to reimburse losses,
7. To pay allocable share of previously unreimbursed draws to the Certificate Insurer under the Certificate Insurance Policy and any other amounts owed to the Certificate Insurer pursuant to the Insurance Agreement with respect to such pool,
8. To pay Class A-II, excess cashflow, to the extent necessary to satisfy the overcollateralization requirement on the Class A-II Certificates to the extent the principal balance of Class A-II exceeds the principal balance of the Group II Loans,
9. To pay Class A-I, excess cashflow, to the extent necessary to satisfy the overcollateralization requirement on the Class A-I Certificates,
10. To pay Class A-II, excess cashflow, to the extent necessary to satisfy the overcollateralization requirement on the Class A-II Certificates to the extent of realized losses allocated to the overcollateralization amount,
11. To the Basis Risk Reserve Fund to the extent required in the Pooling and Servicing Agreement,
12.  The remainder of Group I available funds to the Class R Certificate.


Pass-Through Rate
The Class A-I Certificate Pass-Through Rate at each Distribution Date will be a floating rate equal to the least of (i) 1-Month LIBOR plus [ ]bps, (ii) 12.51% and (iii) the Weighted Average Net Mortgage Rate for the Group I Loans (generally defined as the mortgage rate for each mortgage loan in Loan Group I less (i) the Servicing Fee, Trustee Fee and the Insurance Premium, the sum of which will be approximately 0.38% and (ii) for certain loans, a spread of 0.50%).

Principal Payments
Principal payments will be payable on the Class A-I Certificates on each Distribution Date in an amount equal to the Class A-I Principal Distribution Amount for such Distribution Date. The Class A-I Principal Distribution Amount for any Distribution Date will generally equal received or advanced scheduled principal amounts, unscheduled principal amounts, the principal portion of realized losses and the overcollateralization increase amount, reduced by the overcollateralization reduction amount for such Distribution Date.

Advances
The Servicer is obligated to make advances of cash, which will be included with mortgage collections, in an amount equal to the delinquent monthly payments due on the immediately preceding monthly payment date. The Servicer is under no obligation to make advances to the extent it determines such advances are not recoverable from future payments or collections on the related Mortgage Loan or to guarantee or insure against losses.

Group II Structure
------------------

Cashflow Priority

Distributions will be made on each Distribution Date from available funds for Loan Group II in the following order of priority:

1.   To pay allocable share of current and unpaid Servicing Fee and Trustee Fee,
2.   To pay allocable share of Insurance Premium,
3.   To pay allocable share of unreimbursed Advances to the Servicer,
4. To pay interest on the Class A-II Certificates and any undistributed interest,
5.   To pay principal on the Class A-II Certificates,
6. To pay Class A-II, excess cashflow, to the extent necessary to reimburse losses,
7. To pay allocable share of previously unreimbursed draws to the Certificate Insurer under the Certificate Insurance Policy and any other amounts owed to the Certificate Insurer pursuant to the Insurance Agreement with respect to such Pool,
8. To pay Class A-I, excess cashflow, to the extent necessary to satisfy the overcollateralization requirement on the Class A-I Certificates to the extent the principal balance of Class A-I exceeds the principal balance of the Group I Loans,
9. To pay Class A-II, excess cashflow, to the extent necessary to satisfy the overcollateralization requirement on the Class A-II Certificates,
10. To pay Class A-I, excess cashflow, to the extent necessary to satisfy the overcollateralization requirement on the Class A-I Certificates to the extent of realized losses allocated to the overcollateralization amount,
11.  The remainder of Group II available funds to the Class R Certificate.

Pass-Through Rate
The Class A-II Certificate Pass-Through Rate at each Distribution Date will be the Weighted Average Net Mortgage Rate of the underlying mortgage loans in Loan Group II (defined as the weighted average mortgage rate for the mortgage loans in Loan Group II less the Servicing Fee, Trustee Fee and the Insurance Premium. The sum of the Servicing Fee, Trustee Fee and Insurance Premium will not exceed 0.63% of the outstanding balance of the Class A-II Certificates).

Principal Payments
Principal payments will be payable on the Class A-II Certificates on each Distribution Date in an amount equal to the Class A-II Principal Distribution Amount for such Distribution Date. The Class A-II Principal Distribution Amount for any Distribution Date will generally equal received or advanced scheduled principal amounts, unscheduled principal amounts, the principal portion of realized losses and the overcollateralization increase amount, reduced by the overcollateralization reduction amount for such Distribution Date.

Advances
The Servicer is obligated to make advances of cash, which will be included with mortgage collections, in an amount equal to the delinquent monthly payments due on the immediately preceding monthly payment date. The Servicer is under no obligation to make advances to the extent it determines such advances are not recoverable from future payments or collections on the related Mortgage Loan or to guarantee or insure against losses.




                Morgan Stanley Dean Witter Capital I 2000-1 Trust

                             Collateral Description*


Group:                                            Group I: 10-Year, Interest Only,        Group II: 5-Year, Interest Only, Hybrid,
                                                  ---------------------------------       ----------------------------------------
                                                     Adjustable Rate Collateral                  Adjustable Rate Collateral
                                                     --------------------------                  --------------------------

Aggregate Balance:                                          $211,842,433                                 $90,005,337

Number of Loans:                                                 343                                         307

Average Current Balance:                                      $617,616                                    $293,177

Weighted Average Initial Gross Coupon:                         8.434%                                      8.524%

Weighted Average Gross Margin:                                  1.88%                                       2.00%

Weighted Average Periodic                                    0.00%/0.00%                                 6.00%/2.00%
Cap(Initial/Periodic):

Weighted Average Life Cap:                                     12.996%                                     14.518%

Latest Scheduled Maturity:                                   07/01/2025                                  07/01/2030

Loan Type:                                              77.83% 1-Month LIBOR                100% Fixed Rate for 5 years, 6-Month
                                                        15.43% 6-Month LIBOR                          LIBOR thereafter
                                                          6.74% 1-Year CMT

Original Weighted Average Term:                              300 Months                                  360 Months

Remaining Weighted Average Maturity:                         297 Months                                   359 Months

Weighted Average Seasoning:                                   3 Months                                     1 Month

Weighted Average FICO Score:                                     711                                         709

Lien Position:                                                1st/100%                                    1st/100%

Weighted Average Current Loan-to-Value                         87.08%                                      89.34%
Ratio:

Weighted Average Effective Loan-to-Value                       61.84%                                      66.57%
Ratio**:

Property Type:                                    75.14% Single Family, 15.40% PUD,           63.17% Single Family, 19.18% PUD,
                                                   6.47% Condo, 2.70% 2-4 Family,              13.28% Condo, 3.53% 2-4 Family,
                                                           0.29% Townhouse                             0.83% Townhouse

Owner Occupancy:                             82.97% Owner Occupied, 16.65% Second Home,     81.01% Owner Occupied, 16.95% Second
                                                           0.39% Investor                           Home, 2.04% Investor

Geographic Distribution (> 5%):                    CA 36.48%, FL 14.41%, WA 7.02%,             CA 34.90%, FL 10.62%, NJ 6.33%,
                                                              TX 7.02%                               IL 5.75%, NY 5.30%

*    The description of the collateral herein will be superceded by the description of the collateral in the prospectus supplement.

**   Effective Loan-to-Value is calculated using a numerator which is the current principal balance of the loan less the amount of additional collateral securing the Additional Collateral Loan and the denominator which is the Appraised Value of the property.










                                    Contacts

        SPG Finance Group                              SPG Capital Markets
        -----------------                              -------------------

                           Phone                                         Phone
                           -----                                         -----
NY:   Steven Shapiro      761-2146       NY:  Dennis Scurletis          761-2248
      A.J. Sfarra         761-2913            Yared Yawand-Wossen       761-1973
      Leigh Lucas         761-2152            Richard  Onkey            761-2140
                                              Michael Edman             761-1984
                                              Kenneth Lee               761-1783


        SPG Trading
        -----------

                           Phone
                           -----
NY:   Larry Rosati        761-2086
      Brian Barry         761-2081






                     ---------------------------------------

                                  Please Direct
                            All Questions and Orders

                             To SPG Capital Markets

                     ---------------------------------------

Group I Collateral                                 MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                         343 records
Final Pool                                                                      Balance: 211,842,433


-----------------------------------------------------------------------------------------------------
                     Number                         % of                                   Weighted
                         of          Total         Total    Average  Weighted   Weighted    Average
Current Mortgage    Mortgage       Current       Current    Current   Average    Average    Maximum
Rates (%)             Loans        Balance       Balance    Balance    Coupon     Margin       Rate
-----------------------------------------------------------------------------------------------------
7.251 - 7.500             3     2,000,000.00        0.94    666,667     7.500      0.988     12.300
7.501 - 7.750             2     1,205,000.00        0.57    602,500     7.724      2.046     12.724
7.751 - 8.000             8     3,027,743.61        1.43    378,468     7.975      1.991     12.975
8.001 - 8.250            63    39,149,720.89       18.48    621,424     8.161      1.738     13.021
8.251 - 8.500           226   106,429,567.78       50.24    470,927     8.386      1.787     12.900
8.501 - 8.750            20    34,762,137.04       16.41  1,738,107     8.641      2.031     12.911
8.751 - 9.000            16    19,802,019.17        9.35  1,237,626     8.875      2.304     13.496
9.001 - 9.250             5     5,466,245.00        2.58  1,093,249     9.148      2.463     13.735
-----------------------------------------------------------------------------------------------------
Total:                  343   211,842,433.49      100.00    617,616     8.434      1.881     12.996
-----------------------------------------------------------------------------------------------------

(table continued)


-----------------------------------------------------------------------------------------------
                      Weighted   Weighted
                       Average    Average             Weighted   Weighted
                        Months     Stated  Weighted    Average    Average   Percent    Percent
Current Mortgage            To  Remaining   Average    Current  Effective   Cashout      Owner
Rates (%)                 Roll      Terms Seasoning        LTV        LTV      Refi   Occupied
-----------------------------------------------------------------------------------------------
7.251 - 7.500                2      297.0       3.0      36.68      39.10      40.0       60.0
7.501 - 7.750                3      297.6       2.4      95.91      62.06      78.8      100.0
7.751 - 8.000                3      297.6       2.4      52.40      51.12      70.6       62.2
8.001 - 8.250                2      296.2       3.8      87.21      67.28      15.6       90.3
8.251 - 8.500                1      297.3       2.7      89.56      64.43       9.4       82.3
8.501 - 8.750                1      295.8       4.2      89.25      55.17      19.1       94.4
8.751 - 9.000                1      297.1       2.9      78.78      54.85      22.2       54.0
9.001 - 9.250                2      298.9       1.1      89.77      54.57      16.6       92.7
-----------------------------------------------------------------------------------------------
Total:                       2      296.9       3.1      87.08      61.84      15.1       83.0
-----------------------------------------------------------------------------------------------
Minimum: 7.5000
Maximum: 9.2500
Weighted Average:  8.4336
-----------------------------------------------------------------------------------------------


                        Jul 19, 2000 22:45                       Page 1 of 11






Group I Collateral                                     MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                             343 records
Final Pool                                                                          Balance: 211,842,433

---------------------------------------------------------------------------------------------------------
                             Number                     %  of                                   Weighted
                                 of          Total      Total   Average   Weighted   Weighted    Average
Current Mortgage Loan       Mortgage       Current    Current   Current    Average    Average    Maximum
Principal Balance ($)         Loans        Balance    Balance   Balance     Coupon     Margin       Rate
---------------------------------------------------------------------------------------------------------
0.01 -  50,000.00                 4     168,000.00       0.08    42,000      8.304      1.786     12.625
50,000.01 - 100,000.00           31   2,628,849.72       1.24    84,802      8.417      1.919     13.008
100,000.01 - 150,000.00          42   5,337,474.79       2.52   127,083      8.380      1.801     12.952
150,000.01 - 200,000.00          37   6,748,425.41       3.19   182,390      8.355      1.865     13.026
200,000.01 - 250,000.00          27   6,005,626.39       2.83   222,431      8.318      1.768     12.919
250,000.01 - 300,000.00          21   5,672,236.16       2.68   270,106      8.380      1.829     13.015
300,000.01 - 350,000.00          19   6,154,771.00       2.91   323,935      8.314      1.748     12.966
350,000.01 - 400,000.00          19   7,189,642.00       3.39   378,402      8.359      1.866     13.109
400,000.01 - 450,000.00          11   4,717,550.00       2.23   428,868      8.339      1.864     13.124
450,000.01 - 500,000.00          16   7,762,231.46       3.66   485,139      8.352      1.781     12.947
500,000.01 - 750,000.00          46  29,283,974.05      13.82   636,608      8.347      1.775     13.023
750,000.01 - 1,000,000.00        20  17,997,964.17       8.50   899,898      8.327      1.852     13.013
1,000,000.01 - 1,250,000.00      10  11,470,500.00       5.41 1,147,050      8.285      1.739     13.070
1,250,000.01 - 1,500,000.00      10  14,144,500.00       6.68 1,414,450      8.348      1.810     12.956
1,500,000.01 - 1,750,000.00       8  13,051,297.36       6.16 1,631,412      8.314      1.782     12.923
1,750,000.01 - 2,000,000.00       4   7,705,000.00       3.64 1,926,250      8.472      1.782     13.346
2,000,000.01 - 2,250,000.00       2   4,230,000.00       2.00 2,115,000      8.623      1.998     13.123
2,250,000.01 - 2,500,000.00       1   2,400,000.00       1.13 2,400,000      8.375      1.750     12.625
2,500,000.01 - 2,750,000.00       2   5,435,000.00       2.57 2,717,500      8.689      2.126     13.689
2,750,000.01 - 3,000,000.00       1   2,999,750.00       1.42 2,999,750      8.625      2.000     13.125
3,000,000.01 - 3,250,000.00       1   3,250,000.00       1.53 3,250,000      8.625      2.000     13.125
3,250,000.01 - 3,500,000.00       3  10,200,000.00       4.81 3,400,000      8.836      2.211     13.414
3,500,000.01 - 3,750,000.00       1   3,546,400.00       1.67 3,546,400      8.625      2.000     12.750
3,750,000.01 - 4,000,000.00       2   7,998,729.17       3.78 3,999,365      8.875      2.250     13.250
4,250,000.01 - 4,500,000.00       1   4,500,000.00       2.12 4,500,000      8.625      2.000     13.125
4,500,000.01 - 4,750,000.00       1   4,560,828.58       2.15 4,560,829      8.375      2.000     12.000
4,750,000.01 - 5,000,000.00       1   4,997,395.83       2.36 4,997,396      8.125      1.875     12.500
5,250,000.01 - 5,500,000.00       1   5,486,287.40       2.59 5,486,287      8.625      2.000     12.875
6,000,000.01 - 6,250,000.00       1   6,200,000.00       2.93 6,200,000      8.625      2.000     12.000
---------------------------------------------------------------------------------------------------------
Total:                          343 211,842,433.49     100.00   617,616      8.434      1.881     12.996
---------------------------------------------------------------------------------------------------------

(table continued)


-------------------------------------------------------------------------------------------------------
                              Weighted  Weighted
                               Average   Average              Weighted   Weighted
                                Months    Stated   Weighted    Average    Average    Percent   Percent
Current Mortgage Loan               to Remaining    Average    Current  Effective    Cashout     Owner
Principal Balance ($)             Roll      Term  Seasoning        LTV        LTV       Refi  Occupied
-------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                     2     298.0        2.0      25.30      25.30       28.6     100.0
50,000.01 - 100,000.00               2     297.2        2.8      89.50      71.38        5.8      66.1
100,000.01 - 150,000.00              1     297.8        2.2      84.08      67.89       11.7      81.3
150,000.01 - 200,000.00              2     298.1        1.9      90.56      69.62        3.0      84.5
200,000.01 - 250,000.00              1     297.5        2.5      87.99      72.08       15.2      80.9
250,000.01 - 300,000.00              2     298.2        1.8      92.02      67.65        0.0      90.8
300,000.01 - 350,000.00              1     297.9        2.1      96.68      70.23       10.4      72.8
350,000.01 - 400,000.00              2     298.3        1.7      83.51      61.83       16.2      83.9
400,000.01 - 450,000.00              2     298.6        1.4      87.96      67.17       27.9      91.0
450,000.01 - 500,000.00              1     297.9        2.1      92.22      67.63       25.0     100.0
500,000.01 - 750,000.00              1     298.3        1.7      86.32      64.83       10.7      84.1
750,000.01 - 1,000,000.00            2     298.0        2.0      79.75      63.80       20.3      75.0
1,000,000.01 - 1,250,000.00          2     298.8        1.2      87.08      65.90        0.0     100.0
1,250,000.01 - 1,500,000.00          1     297.8        2.2      87.40      62.01       21.2      70.9
1,500,000.01 - 1,750,000.00          2     297.2        2.8      94.39      62.57        0.0     100.0
1,750,000.01 - 2,000,000.00          2     298.5        1.5      89.40      58.61        0.0     100.0
2,000,000.01 - 2,250,000.00          1     297.5        2.5      82.79      57.38        0.0     100.0
2,250,000.01 - 2,500,000.00          1     296.0        4.0      62.10      62.10        0.0       0.0
2,500,000.01 - 2,750,000.00          2     298.5        1.5     100.00      60.00        0.0     100.0
2,750,000.01 - 3,000,000.00          1     297.0        3.0      70.58      70.59        0.0     100.0
3,000,000.01 - 3,250,000.00          1     296.0        4.0     100.00      50.00        0.0     100.0
3,250,000.01 - 3,500,000.00          1     298.7        1.3     100.00      47.95        0.0     100.0
3,500,000.01 - 3,750,000.00          1     296.0        4.0      71.21      35.00        0.0     100.0
3,750,000.01 - 4,000,000.00          1     294.5        5.5      56.18      56.19       50.0       0.0
4,250,000.01 - 4,500,000.00          1     298.0        2.0     100.00      60.00        0.0     100.0
4,500,000.01 - 4,750,000.00          4     286.0       14.0      99.91      49.99        0.0       0.0
4,750,000.01 - 5,000,000.00          2     278.0       22.0      62.47      62.50      100.0     100.0
5,250,000.01 - 5,500,000.00          1     297.0        3.0      99.40      47.01        0.0     100.0
6,000,000.01 - 6,250,000.00          1     290.0       10.0      94.66      59.77      100.0     100.0
-------------------------------------------------------------------------------------------------------
Total:                               2     296.9        3.1      87.08      61.84       15.1      83.0
-------------------------------------------------------------------------------------------------------
Minimum: 30,000
Maximum: 6,200,000
Average: 617,616
-------------------------------------------------------------------------------------------------------



                        Jul 19, 2000 22:45                       Page 2 of 11






Group I Collateral                                MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                        343 records
Final Pool                                                                     Balance: 211,842,433

---------------------------------------------------------------------------------------------------
                     Number                      % of                                    Weighted
Current                  of           Total      Total    Average   Weighted  Weighted    Average
Loan-to-Value       Mortgage        Current    Current    Current    Average   Average    Maximum
Ratio (%)             Loans         Balance    Balance    Balance     Coupon    Margin       Rate
---------------------------------------------------------------------------------------------------
10.01 - 15.00            1        50,000.00       0.02     50,000      8.375     1.750     12.875
20.01 - 25.00            3       219,900.00       0.10     73,300      8.631     1.835     13.471
25.01 - 30.00            1       157,474.99       0.07    157,475      8.375     1.750     12.875
30.01 - 35.00            4     2,899,331.11       1.37    724,833      8.017     1.750     12.966
35.01 - 40.00            4     3,897,116.86       1.84    974,279      8.216     1.591     12.662
40.01 - 45.00            3       861,000.00       0.41    287,000      8.158     1.570     13.095
45.01 - 50.00            7     6,375,000.00       3.01    910,714      8.646     2.078     13.562
50.01 - 55.00            6     3,299,999.63       1.56    550,000      8.324     1.767     12.814
55.01 - 60.00            4     1,578,934.38       0.75    394,734      8.502     1.877     13.002
60.01 - 65.00            9    12,607,395.83       5.95  1,400,822      8.346     1.871     12.843
65.01 - 70.00           13     7,381,282.70       3.48    567,791      8.776     2.143     12.868
70.01 - 75.00            9    10,965,631.67       5.18  1,218,404      8.478     1.873     12.884
75.01 - 80.00           57    20,229,376.31       9.55    354,901      8.353     1.813     13.096
80.01 - 85.00            7     3,529,880.57       1.67    504,269      8.327     1.758     12.718
85.01 - 90.00            5     4,133,000.00       1.95    826,600      8.337     1.788     12.988
90.01 - 95.00           13    13,751,109.58       6.49  1,057,778      8.398     1.902     12.621
95.01 - 100.00         195   118,763,269.86      56.06    609,042      8.452     1.891     13.047
100.01 >=                2     1,142,730.00       0.54    571,365      8.324     1.801     13.324
-------------------------------------------------------------------------------------------------
Total:                  343  211,842,433.49     100.00    617,616      8.434     1.881     12.996
-------------------------------------------------------------------------------------------------

(table continued)


-------------------------------------------------------------------------------------------------
                      Weighted   Weighted
                       Average     Avenge             Weighted    Weighted
                        Months     Stated   Weighted   Average     Average    Percent    Percent
Current                     to  Remaining    Average   Current   Effective    Cashout      Owner
Loan-to-Value Ratio (%)   Roll       Term  Seasoning       LTV         LTV       Refi   Occupied
-------------------------------------------------------------------------------------------------
10.01 - 15.00               1      298.0        2.0     12.20       12.20        0.0      100.0
20.01 - 25.00               4      298.7        1.3     23.93       23.94        0.0      100.0
25.01 - 30.00               1      297.0        3.0     27.39       60.00        0.0        0.0
30.01 - 35.00               2      297.4        2.6     33.08       34.76       48.3       5l.7
35.01 - 40.00               1      297.2        2.8     37.21       41.73       59.0       79.5
40.01 - 45.00               2      299.6        0.4     41.10       41.10       18.7      100.0
45.01 - 50.00               1      298.7        1.3     46.93       47.01        6.9       37.3
50.01 - 55.00               1      297.5        2.5     52.71       53.42       34.1       69.7
55.01 - 60.00               1      297.7        2.3     57.70       57.70      100.0       66.1
60.01 - 65.00               2      289.6       10.4     63.22       63.23       45.4       79.0
65.01 - 70.00               2      293.1        6.9     67.79       67.80       76.0       43.3
70.01 - 75.00               1      297.1        2.9     71.93       59.54        2.3      100.0
75.01 - 80.00               2      298.5        1.5     78.57       78.53        9.0       87.8
80.01 - 85.00               1      296.1        3.9     83.19       68.60       42.5      100.0
85.01 - 90.00               2      298.3        1.7     88.38       62.12        0.0       94.8
90.01 - 95.00               1      294.6        5.4     93.78       62.06       53.6      100.0
95.01 - 100.00              1      297.6        2.4     99.81       61.13        2.3       84.3
100.01 >=                   2      298.2        1.8    102.60       59.63        0.0      100.0
-------------------------------------------------------------------------------------------------
Total:                      2      296.9        3.1     87.08       61.84       15.1       83.0
-------------------------------------------------------------------------------------------------
Minimum: 12.20
Maximum: 104.17
Weighted Average:  87.08
-------------------------------------------------------------------------------------------------



                        Jul 19, 2000 22:45                       Page 3 of 11






Group I Collateral                              MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                      343 records
Final Pool                                                                   Balance: 211,842,433

-------------------------------------------------------------------------------------------------
                     Number                      % of                                   Weighted
                         of          Total      Total    Average   Weighted  Weighted    Average
                   Mortgage        Current    Current    Current    Average   Average    Maximum
Margin (%)            Loans        Balance    Balance    Balance     Coupon    Margin       Rate
-------------------------------------------------------------------------------------------------
0.751 - 1.000           2     1,900,000.00       0.90    950,000      7.500     0.947     12.289
1.251 - 1.500          21    12,127,938.00       5.72    577,521      8.140     1.500     13.081
1.501 - 1.750         218    96,719,145.85      45.66    443,666      8.353     1.747     12.903
1.751 - 2.000          52    64,362,115.94      30.38  1,237,733      8.446     1.941     12.891
2.001 - 2.250          39    29,428,530.54      13.89    754,578      8.715     2.214     13.376
2.251 - 2.500           7     5,332,703.16       2.52    761,815      9.055     2.457     13.579
2.501 - 2.750           1        95,000.00       0.04     95,000      8.125     2.750     13.125
2.751 - 3.000           2       997,000.00       0.47    498,500      8.826     2.875     13.876
3.251 - 3.500           1       880,000.00       0.42    880,000      8.875     3.500     13.875
-------------------------------------------------------------------------------------------------
Total:                343   211,842,433.49     100.00    617,616      8.434     1.881     12.996
-------------------------------------------------------------------------------------------------

(table continued)


-------------------------------------------------------------------------------------------------
                      Weighted    Weighted
                       Average     Average             Weighted   Weighted
                        Months      Stated   Weighted   Average    Average    Percent    Percent
                            to   Remaining    Average   Current  Effective    Cashout      Owner
Margin (%)                Roll        Term  Seasoning       LTV        LTV       Refi   Occupied
-------------------------------------------------------------------------------------------------
0.751 - 1.000                2       297.0        3.0     34.40      36.95       42.1       57.9
1.251 - 1.500                1       299.5        0.5     87.65      70.92        5.0       89.6
1.501 - 1.750                1       297.9        2.1     88.44      64.70       10.5       84.5
1.751 - 2.000                2       294.5        5.5     89.79      58.79       19.7       91.2
2.001 - 2.250                2       297.0        3.0     78.74      57.92       22.4       57.8
2.251 - 2.500                2       298.2        1.8     93.56      56.73       21.5       91.0
2.501 - 2.750                1       300.0        0.0    100.00      69.47        0.0        0.0
2.751 - 3.000                1       299.6        0.4     72.47      54.41        0.0       59.9
3.251 - 3.500                6       300.0        0.0    100.00      70.00        0.0      100.0
-------------------------------------------------------------------------------------------------
Total:                       2       296.9        3.1     87.08      61.84       15.1       83.0
-------------------------------------------------------------------------------------------------
Minimum: 0.8750
Maximum: 3.5000
Weighted Average:  1.8805
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                     Number                       % of                                   Weighted
                         of           Total      Total    Average   Weighted  Weighted    Average
Initial Periodic    Mortgage        Currant    Current    Current    Average   Average    Maximum
Cap (%)               Loans         Balance    Balance    Balance     Coupon    Margin       Rate
--------------------------------------------------------------------------------------------------
0.000                   343  211,842,433.49     100.00    617,616      8.434     1.881     12.996
--------------------------------------------------------------------------------------------------
Total:                  343  211,842,433.49     100.00    617,616      8.434     1.881     12.996
--------------------------------------------------------------------------------------------------

(table continued)


--------------------------------------------------------------------------------------------------
                      Weighted     Weighted
                       Average      Average             Weighted   Weighted
                        Months       Stated   Weighted   Average    Average    Percent    Percent
Initial Periodic            to    Remaining     Avenge   Current  Effective    Cashout      Owner
Cap (%)                   Roll         Term  Seasoning       LTV        LTV       Refi   Occupied
--------------------------------------------------------------------------------------------------
0.000                        2        296.9        3.1     87.08      61.84       15.1       83.0
--------------------------------------------------------------------------------------------------
Total:                       2        296.9        3.1     87.08      61.84       15.1       83.0
--------------------------------------------------------------------------------------------------
Minimum: 0.0000
Maximum: 0.0000
Weighted Average:  0.0000
-------------------------------------------------------------------------------------------------



                       Jul 19, 2000 22:45                        Page 4 of 11






Group I Collateral                               MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                       343 records
Final Pool                                                                    Balance: 211,842,433

-------------------------------------------------------------------------------------------------
                  Number                         % of                                   Weighted
                      of             Total      Total    Average   Weighted  Weighted    Average
Lifetime Rate   Mortgage           Current    Current    Current    Average   Average    Maximum
Cap (%)            Loans           Balance    Balance    Balance     Coupon    Margin       Rate
-------------------------------------------------------------------------------------------------
3.875                 1          48,000.00       0.02     48,000      8.125     1.875     12.000
5.000               339     204,560,130.33      96.56    603,422      8.431     1.880     13.031
5.125                 2       1,034,303.16       0.49    517,152      7.727     1.215     12.000
5.250                 1       6,200,000.00       2.93  6,200,000      8.625     2.000     12.000
-------------------------------------------------------------------------------------------------
Total:              343     211,842,433.49     100.00    617,616      8.434     1.881     12.996
-------------------------------------------------------------------------------------------------

(table continued)


--------------------------------------------------------------------------------------------------
                      Weighted     Weighted
                       Average      Average             Weighted   Weighted
                        Months       Stated   Weighted   Average    Average    Percent    Percent
Lifetime Rate               to    Remaining    Average   Current  Effective    Cashout      Owner
Cap (%)                   Roll         Term  Seasoning       LTV        LTV       Refi   Occupied
------------------------------------------------------------------------------------------------
3.875                      4         298.0        2.0     41.74      41.74      100.0      100.0
5.000                      2         297.1        2.9     87.07      62.00       12.1       82.8
5.125                      2         293.4        6.6     44.62      44.64      100.0       22.7
5.250                      1         290.0       10.0     94.66      59.77      100.0      100.0
--------------------------------------------------------------------------------------------------
Total:                     2         296.9        3.1     87.08      61.84       15.1       83.0
--------------------------------------------------------------------------------------------------
Minimum: 3.8750
Maximum: 5.2500
Weighted Average:  5.0077
--------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------

                     Number                      % of                                   Weighted
                         of           Total     Total    Average   Weighted  Weighted    Average
Maximum Mortgage   Mortgage         Current   Current    Current    Average   Average    Maximum
Rates (%)             Loans         Balance   Balance    Balance     Coupon    Margin       Rate
-------------------------------------------------------------------------------------------------
11.751 - 12.000           5   11,843,131.74      5.59  2,368,626      8.448     1.931     12.000
12.251 - 12.500          10    8,998,000.29      4.25    899,800      8.086     1.699     12.485
12.501 - 12.750          63   35,054,344.31     16.55    556,418      8.437     1.844     12.660
12.751 - 13.000         126   62,704,140.11     29.60    497,652      8.390     1.810     12.900
13.001 - 13.250          73   49,417,325.03     23.33    676,950      8.320     1.808     13.160
13.251 - 13.500          48   26,207,692.01     12.37    545,994      8.569     1.998     13.419
13.501 - 13.750          10    7,642,000.00      3.61    764,200      8.774     2.168     13.718
13.751 - 14.000           5    8,087,500.00      3.82  1,617,500      8.875     2.382     13.875
14.001 - 14.250           3    1,888,300.00      0.89    629,433      9.185     2.404     14.212
-------------------------------------------------------------------------------------------------
Total:                  343  211,842,433.49    100.00    617,616      8.434     1.881     12.996
-------------------------------------------------------------------------------------------------

(table continued)


------------------------------------------------------------------------------------------------
                      Weighted   Weighted
                       Average    Average             Weighted   Weighted
                        Months     Stated   Weighted   Average    Average    Percent    Percent
Maximum Mortgage            to  Remaining    Average   Current  Effective    Cashout      Owner
Rates (%)                 Roll       Term  Seasoning       LTV        LTV       Refi   Occupied
------------------------------------------------------------------------------------------------
11.751 - 12.000             2      288.8       11.2     92.10      54.61       61.5       54.7
12.251 - 12.500             2      286.1       13.9     60.38      62.02       56.4      100.0
12.501 - 12.750             1      296.3        3.7     82.81      62.82       20.1       71.9
12.751 - 13.000             1      297.6        2.4     90.42      61.10       13.8       85.8
13.001 - 13.250             2      298.5        1.5     90.11      65.69        3.5       92.3
13.251 - 13.500             2      298.7        1.3     88.79      65.21        3.4       87.6
13.501 - 13.750             3      299.0        1.0     97.46      46.23        5.6       93.7
13.751 - 14.000             2      299.1        0.9     71.89      54.15        0.0       50.5
14.001 - 14.250             4      299.3        0.7     71.00      61.79       48.2       78.8
------------------------------------------------------------------------------------------------
Total:                      2      296.9        3.1     87.08      61.84       15.1       83.0
------------------------------------------------------------------------------------------------
Minimum: 12.0000
Maximum: 14.2500
Weighted Average:  12.9956
------------------------------------------------------------------------------------------------




                        Jul 19, 2000 22:45                       Page 5 of 11






Group I Collateral                                 MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                         343 records
Final Pool                                                                      Balance: 211,842,433

----------------------------------------------------------------------------------------------------

                         Number                     % of                                   Weighted
                            of          Total      Total    Average   Weighted  Weighted    Average
Months to Next Rate   Mortgage        Current    Current    Current    Average   Average    Maximum
Adjustment               Loans        Balance    Balance    Balance     Coupon    Margin       Rate
----------------------------------------------------------------------------------------------------
1                        282   172,451,182.38      81.41    611,529      8.458     1.862     12.978
2                          1     4,997,395.83       2.36  4,997,396      8.125     1.875     12.500
3                         26    14,354,554.15       6.78    552,098      8.137     1.877     13.137
4                         12     9,928,713.17       4.69    827,393      8.379     1.971     12.742
5                         l0     5,805,472.80       2.74    580,547      8.639     2.030     13.556
6                         12     4,305,115.16       2.03    358,760      8.631     2.247     13.631
----------------------------------------------------------------------------------------------------
Total:                   343   211,842,433.49     100.00    617,616      8.434     1.881     12.996
----------------------------------------------------------------------------------------------------

(table continued)


---------------------------------------------------------------------------------------------------
                       Weighted   Weighted
                        Average    Average               Weighted   Weighted
                         Months     Stated     Weighted   Average    Average    Percent    Percent
Months to Next Rate          to  Remaining      Average   Current  Effective    Cashout      Owner
Adjustment                 Roll       Term    Seasoning       LTV        LTV       Refi   Occupied
---------------------------------------------------------------------------------------------------
1                           1      297.5          2.5     87.68      61.53       12.6       83.3
2                           2      278.0         22.0     62.47      62.50      100.0      100.0
3                           3      297.0          3.0     81.19      62.50       23.9       83.5
4                           4      292.5          7.5     97.34      58.16        1.6       54.1
5                           5      298.1          1.9     85.51      66.92       19.7       97.1
6                           6      300.0          0.0     89.38      72.90       12.5       95.3
---------------------------------------------------------------------------------------------------
Total:                      2      296.9          3.1     87.08      61.84       15.1       83.0
---------------------------------------------------------------------------------------------------
Minimum: 1
Maximum: 6
Weighted Average:  1.5
---------------------------------------------------------------------------------------------------




                        Jul 19, 2000 22:45                       Page 6 of 11







Group I Collateral                               MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                       343 records
Final Pool                                                                    Balance: 211,842,433


                    Number                        % of                                   Weighted
Geographic              of           Total       Total    Average   Weighted  Weighted    Average
Distribution      Mortgage         Current     Current    Current    Average   Average    Maximum
by Balance           Loans         Balance     Balance    Balance     Coupon    Margin       Rate
----------           -----         -------     -------    -------     ------    ------       ----
California              81   77,270,525.72       36.48    953,957      8.502     1.934     13.151
Florida                 37   30,518,310.83       14.41    824,819      8.435     1.912     12.975
Washington              l7   14,881,628.58        7.02    875,390      8.350     1.857     12.661
Texas                   23   14,872,260.57        7.02    646,620      8.444     1.844     12.944
Georgia                  8    9,265,784.37        4.37  1,158,223      8.542     1.917     12.262
New York                19    7,215,787.34        3.41    379,778      8.384     1.804     13.144
New Jersey              18    6,697,880.94        3.16    372,104      8.237     1.715     12.954
Connecticut              6    6,437,300.00        3.04  1,072,883      8.325     1.751     12.814
Massachusetts            6    5,187,500.00        2.45    864,583      8.375     1.716     12.828
Arizona                 17    5,123,717.89        2.42    301,395      8.356     1.777     12.886
Illinois                12    4,079,948.40        1.93    339,996      8.376     1.786     12.979
Maryland                 7    3,827,906.00        1.81    546,844      8.182     1.912     13.148
Virginia                 9    3,585,080.00        1.69    398,342      8.333     1.797     12.982
Wisconsin                2    3,511,927.81        1.66  1,755,964      8.845     2.220     13.697
Ohio                    10    1,894,621.59        0.89    189,462      8.341     1.778     13.044
Colorado                 5    1,739,800.00        0.82    347,960      7.892     1.442     12.560
Nevada                   6    1,260,877.75        0.60    210,146      8.308     1.683     12.918
Tennessee                3    1,211,299.00        0.57    403,766      8.498     2.304     13.245
South Carolina           3    1,120,000.00        0.53    373,333      8.310     1.799     12.875
Indiana                  4    1,094,116.67        0.52    273,529      8.443     1.672     13.296
Hawaii                   5    1,066,500.00        0.50    213,300      8.317     1.750     12.882
Kansas                   2    1,042,560.00        0.49    521,280      8.375     1.750     12.625
Oklahoma                 8    1,003,800.00        0.47    125,475      8.396     1.785     13.045
Kentucky                 2      928,000.00        0.44    464,000      8.324     1.699     12.926
Maine                    3      883,315.16        0.42    294,438      8.223     1.919     13.040
Pennsylvania             3      833,500.00        0.39    277,833      8.525     2.050     13.283
Missouri                 2      702,900.00        0.33    351,450      8.375     1.750     13.155
Oregon                   3      624,912.50        0.29    208,304      8.069     1.852     12.909
Idaho                    2      489,342.00        0.23    244,671      8.178     1.750     13.072
Louisiana                2      481,098.00        0.23    240,549      8.375     1.750     12.699
Arkansas                 3      442,300.00        0.21    147,433      8.460     1.891     13.161
New Mexico               3      415,000.00        0.20    138,333      8.580     2.008     13.186
Michigan                 1      400,000.00        0.19    400,000      9.125     2.875     14.250
North Carolina           2      354,272.00        0.17    177,136      8.375     1.750     12.908
District of Columbia     1      340,000.00        0.16    340,000      8.125     1.875     13.125
Minnesota                3      274,460.37        0.13     91,487      8.375     1.750     13.048
Rhode Island             1      269,000.00        0.13    269,000      8.375     1.750     12.875
Alabama                  1      260,000.00        0.12    260,000      8.375     1.750     12.875
Alaska                   1      120,000.00        0.06    120,000      8.125     1.875     13.125
New Hampshire            1       67,200.00        0.03     67,200      8.375     1.750     12.750

Continued...

(table continued)


                    Weighted     Weighted
                   Average        Average               Weighted    Weighted
Geographic          Months         Stated    Weighted    Average     Average   Percent    Percent
Distribution            to      Remaining     Average    Current   Effective    Cashout     Owner
by Balance            Roll           Term   Seasoning        LTV        LTV      Refi    Occupied
----------            ----           ----   ---------        ---        ---      ----    --------
California               2          297.9         2.1      90.48      62.25       8.5       93.9
Florida                  1          293.8         6.2      73.48      64.08      32.0       60.4
Washington               2          294.7         5.3      98.53      59.15       0.0       64.5
Texas                    1          297.7         2.3      94.84      55.21       0.0       84.7
Georgia                  1          292.5         7.5      95.33      62.49      72.1      100.0
New York                 1          298.2         1.8      73.68      62.66       8.0       93.6
New Jersey               2          297.8         2.2      84.47      64.10      21.5       84.2
Connecticut              2          296.9         3.1      66.11      46.19       0.0       91.9
Massachusetts            2          297.3         2.7      70.07      64.89      22.8       43.4
Arizona                  1          297.9         2.1      90.02      69.73      25.1       77.1
Illinois                 1          297.8         2.2      83.27      69.84       9.8       93.7
Maryland                 3          298.4         l.6      94.08      68.97      35.1       97.0
Virginia                 1          298.1         1.9      94.33      69.49      26.6       85.9
Wisconsin                1          298.9         1.1      99.70      25.89       0.0      100.0
Ohio                     1          298.3         l.7      76.50      66.76       0.0       73.8
Colorado                 2          297.7         2.3      70.00      54.84      46.0       48.6
Nevada                   1          298.2         1.8      98.06      70.86       0.0       73.5
Tennessee                1          299.3         0.7      90.35      73.28       0.0       56.7
South Carolina           1          297.3         2.7     100.00      69.91       0.0       58.0
Indiana                  3          299.3         0.7      97.75      70.72      38.8       90.7
Hawaii                   1          298.1         1.9      91.59      73.21       0.0       58.0
Kansas                   1          297.2         2.8      96.79      54.77       0.0      100.0
Oklahoma                 1          298.0         2.0      95.88      71.37       0.0       86.1
Kentucky                 1          298.4         1.6     100.00      61.96       0.0      100.0
Maine                    2          299.3         0.7      86.75      76.53       0.0      100.0
Pennsylvania             2          297.2         2.8     100.00      69.89       0.0      100.0
Missouri                 1          299.0         1.0     100.00      65.43       0.0       87.9
Oregon                   2          299.4         0.6      91.15      70.68       0.0      100.0
Idaho                    1          299.6         0.4      87.06      69.59      21.1      100.0
Louisiana                1          296.3         3.7      93.50      72.30       0.0      100.0
Arkansas                 1          298.0         2.0      96.45      71.58      17.7       40.3
New Mexico               2          298.0         2.0      93.18      64.74       0.0       53.7
Michigan                 1          299.0         1.0      31.37      31.37       0.0        0.0
North Carolina           1          298.3         1.7      80.00      80.00       0.0      100.0
District of Columbia     3          297.0         3.0     100.00      60.00     100.0        0.0
Minnesota                1          298.0         2.0      78.21      64.50       0.0      100.0
Rhode Island             l          297.0         3.0      96.l4      69.69       0.0      100.0
Alabama                  1          298,0         2.0      65.34      65.34       0.0      100.0
Alaska                   1          300.0         0.0      63.16      63.16       0.0      100.0
New Hampshire            1          297.0         3.0      78.14      78.14       0.0      100.0

Continued...




                        Jul 19, 2000 22:45                       Page 7 of 11






Group I Collateral                                 MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                         343 records
Final Pool                                                                      Balance: 211,842,433

-----------------------------------------------------------------------------------------------------
 ...continued
-----------------------------------------------------------------------------------------------------

                      Number                         % of                                   Weighted
Geographic                of             Total      Total    Average   Weighted  Weighted    Average
Distribution        Mortgage           Current    Current    Current    Average   Average    Maximum
by Balance             Loans           Balance    Balance    Balance     Coupon    Margin       Rate
-----------------------------------------------------------------------------------------------------
Vermont                    1         48,000.00       0.02     48,000      8.125     1.875     12.000
-----------------------------------------------------------------------------------------------------
Total:                   343    211,842,433.49     100.00    617,616      8.434     1.881     12.996
-----------------------------------------------------------------------------------------------------
Number of States Represented: 42
-----------------------------------------------------------------------------------------------------

(table continued)


----------------------------------------------------------------------------------------------------
 ...continued
----------------------------------------------------------------------------------------------------
                       Weighted     Weighted
                        Average      Average             Weighted   Weighted
Geographic               Months       Stated   Weighted   Average    Average    Percent    Percent
Distribution                 to    Remaining    Average   Current  Effective    Cashout      Owner
by Balance                 Roll         Term  Seasoning       LTV        LTV       Refi   Occupied
----------------------------------------------------------------------------------------------------
Vermont                       4        298.0        2.0     41.74      41.74      100.0      100.0
----------------------------------------------------------------------------------------------------
Total:                        2        296.9        3.1     87.08      61.84       15.1       83.0
----------------------------------------------------------------------------------------------------
Number of States Represented:  42
----------------------------------------------------------------------------------------------------






                             Number                       % of                                   Weighted
                                 of          Total       Total   Average   Weighted   Weighted    Average
                           Mortgage        Current     Current    Current    Average   Average    Maximum
Property Type                 Loans       Balance      Balance    Balance     Coupon    Margin       Rate
-----------------------------------------------------------------------------------------------------------
Single Family Residence       236    159,175,351.55       75.14    674,472      8.439     1.888     12.954
PUD                            56     32,621,413.20       15.40    582,525      8.362     1.841     13.074
Condo                          41     13,712,469.11        6.47    334,450      8.449     1.828     13.057
2-4 Family                      6      5,721,199.63        2.70    953,533      8.656     2.050     13.563
Townhouse                       4        612,000.00        0.29    153,000      8.375     1.750     13.029

-----------------------------------------------------------------------------------------------------------
Total:                        343    211,842,433.49      100.00    617,616      8.434     1.881     12.996
-----------------------------------------------------------------------------------------------------------
(table continued)


                            Weighted       Weighted
                             Average        Average                Weighted   Weighted
                              Months         Stated     Weighted    Average    Average    Percent    Percent
                                  to      Remaining      Average    Current  Effective    Cashout      Owner
Property Type                   Roll           Term    Seasoning        LTV        LTV       Refi   Occupied
-------------------------------------------------------------------------------------------------------------
Single Family Residence            1          296.4         3.6      86.53      60.33      17.6       81.6
PUD                                1          298.2         1.8      92.05      68.33       3.5       88.6
Condo                              2          298.2         1.8      80.89      62.98       8.2       80.0
2-4 Family                         3          298.6         1.4      89.25      63.19      27.7      100.0
Townhouse                          1          297.9         2.1      81.59      71.13      23.5       57.8

-------------------------------------------------------------------------------------------------------------
Total:                             2          296.9         3.1      87.08      61.84      15.1       83.0
-------------------------------------------------------------------------------------------------------------





                    Number                        % of                                    Weighted
                        of           Total       Total    Average    Weighted  Weighted    Average
                  Mortgage         Current      Current   Current     Average   Average    Maximum
Occupancy            Loans         Balance      Balance   Balance      Coupon    Margin       Rate
----------------------------------------------------------------------------------------------------
Primary                283  175,759,253.60       82.97    621,057      8.427     1.867     13.015
Second Home             56   35,262,079.89       16.65    629,680      8.470     1.947     12.897
Investment               4      821,100.00        0.39    205,275      8.329     1.923     13.009

----------------------------------------------------------------------------------------------------
Total:                 343  211,842,433.49      100.00    617,616      8.434     1.881     12.996
----------------------------------------------------------------------------------------------------
(table continued)


                   Weighted      Weighted
                   Average        Average               Weighted   Weighted
                    Months         Stated    Weighted    Average   Average    Percent     Percent
                        to      Remaining     Average    Current  Effective   Cashout       Owner
Occupancy             Roll           Term   Seasoning        LTV        LTV      Refi    Occupied
----------------------------------------------------------------------------------------------------
Primary                  2          297.1         2.9      88.63      62.31      14.3       100.0
Second Hate              2          295.4         4.6      79.45      59.23      18.9         0.0
Investment               2          299.4         0.6      82.06      73.51      14.0         0.0

----------------------------------------------------------------------------------------------------
Total:                   2          296.9         3.1      87.08      61.84      15.1        83.0
----------------------------------------------------------------------------------------------------



                        Jul 19, 2000 22:45                       Page 8 of 11







Group I Collateral                                 MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                         343 records
Final Pool                                                                      Balance: 211,842,433


                    Number                       % of                                     Weighted
                        of          Total       Total   Average   Weighted   Weighted      Average
                  Mortgage       Currant      Current    Current    Average   Average      Maximum
Purpose              Loans       Balance      Balance    Balance     Coupon    Margin         Rate
----------------------------------------------------------------------------------------------------
Purchase               299   178,966,209.26       84.48    598,549      8.439     1.875     13.057
Refinance - Cashout     39    31,988,421.86       15.10    820,216      8.408     1.912     12.652
Refinance - Rate Term    5       887,802.37        0.42    177,560      8.266     1.750     12.957
----------------------------------------------------------------------------------------------------
Total:                 343   211,842,433.49      100.00    617,616      8.434     1.881     12.996
----------------------------------------------------------------------------------------------------
(table continued)


                       Weighted      Weighted
                        Average        Average                  Weighted    Weighted
                         Months         Stated    Weighted       Average     Average   Percent     Percent
                             to      Remaining     Average       Current   Effective    Cashout      Owner
Purpose                    Roll           Term   Seasoning           LTV         LTV      Refi    Occupied
-----------------------------------------------------------------------------------------------------------
Purchase                    1          297.7         2.3         89.80      62.20         0.0        83.6
Refinance -Cashout          2          292.1         7.9         71.98      59.60       100.0        78.8
Refinance - Rate Term       1          298.7         1.3         82.04      70.52         0.0       100.0
-----------------------------------------------------------------------------------------------------------
Total:                      2          296.9         3.1         87.08      61.84        15.1        83.0
-----------------------------------------------------------------------------------------------------------






                        Number                       % of                                    Weighted
                            of            Total     Total    Average   Weighted   Weighted    Average
                      Mortgage          Currant   Current    Current    Average    Average    Maximum
Documentation Level      Loans          Balance   Balance    Balance     Coupon     Margin       Rate
------------------------------------------------------------------------------------------------------
Lite                     198    121,087,071.65    57.16      611,551    8.439       1.870     13.046
Alternative              130     80,734,784.89    38.11      621,037    8.427       1.881     12.921
Unknown                    2      5,231,698.99     2.47    2,615,849    8.142       1.897     12.478
No Income Verifier        12      3,033,877.96     1.43      252,823    8.943       2.334     13.658
Full                       1      1,755,000.00     0.83    1,755,000    8.375       1.750     13.375
------------------------------------------------------------------------------------------------------
Total:                   343    211,842,433.49   100.00      617,616    8.434       1.881     12.996
------------------------------------------------------------------------------------------------------
(table continued)


                     Weighted       Weighted
                      Average        Average               Weighted   Weighted
                       Months         Stated    Weighted    Average    Average    Percent      Percent
                           to      Remaining     Average    Current  Effective    Cashout        Owner
Documentation Level     Roll           Term    Seasoning        LTV        LTV       Refi     Occupied
------------------------------------------------------------------------------------------------------
Lite                      1          297.8         2.2       88.92      63.67        8.9        83.1
Alternative               2          296.6         3.4       86.67      58.98       18.6        81.7
Unknown                   2          278.1        21.9       62.80      62.84      100.0       100.0
No Income Verifier        2          298.1         1.9       79.01      61.67       30.0        73.8
Full                      1          298.0         2.0       65.00      65.00        0.0       100.0
------------------------------------------------------------------------------------------------------
Total:                    2          296.9         3.1       87.08      61.84       15.1        83.0
------------------------------------------------------------------------------------------------------






                    Number                         % of                                     Weighted
                        of            Total       Total    Average   Weighted    Weighted    Average
Lien              Mortgage         Currant      Current     Current    Average    Average    Maximum
Position             Loans         Balance      Balance     Balance     Coupon     Margin       Rate
------------------------------------------------------------------------------------------------------
1st Lien              343    211,842,433.49      100.00     617,616      8.434      1.881     12.996
------------------------------------------------------------------------------------------------------
Total:                343    211,842,433.49      100.00     617,616      8.434      1.881     12.996
------------------------------------------------------------------------------------------------------

(table continued)


                  Weighted       Weighted
                   Average        Average                  Weighted   Weighted
                    Months         Stated     Weighted      Average    Average     Percent    Percent
Lien                    to      Remaining       Average     Current  Effective     Cashout      Owner
Position              Roll           Term     Seasoning         LTV        LTV       Refi    Occupied
-----------------------------------------------------------------------------------------------------
1st Lien                 2          296.9           3.1       87.08      61.84      15.1        83.0
-----------------------------------------------------------------------------------------------------
Total:                   2          296.9           3.1       87.08      61.84      15.1        83.0
-----------------------------------------------------------------------------------------------------




                        Jul 19, 2000 22:45                       Page 9 of 11






Group I Collateral                               MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                       343 records
Final Pool                                                                    Balance: 211,842,433

---------------------------------------------------------------------------------------------------
                 Number                          % of                                     Weighted
                     of              Total      Total    Average   Weighted    Weighted    Average
FICO           Mortgage           Current     Current    Current    Average     Average    Maximum
Score             Loans            Balance    Balance    Balance     Coupon      Margin       Rate
---------------------------------------------------------------------------------------------------
<= 0                 6       2,644,050.00       1.25    440,675      8.355       1.759     13.286
501 - 525            1         234,303.16       0.11    234,303      8.500       2.375     12.000
526 - 550            1         612,000.00       0.29    612,000      8.125       1.500     13.125
551 - 575            5       3,075,865.00       1.45    615,173      8.177       1.892     12.886
576 - 600            6       3,907,399.64       1.84    651,233      8.384       1.762     12.868
601 - 625           11      13,782,771.72       6.51  1,252,979      8.560       1.980     12.576
626 - 650           17       7,227,570.00       3.41    425,151      8.483       1.889     13.061
651 - 675           33      17,791,817.91       8.40    539,146      8.347       1.805     12.680
676 - 700           39      32,181,776.17      15.19    825,174      8.461       1.918     12.997
701 - 725           50      37,737,573.22      17.81    754,751      8.467       1.936     13.117
726 - 750           59      36,881,500.08      17.41    625,110      8.376       1.803     12.981
751 - 775           65      39,825,423.51      18.80    612,699      8.507       1.937     13.183
776 - 800           42      12,823,983.08       6.05    305,333      8.317       1.797     12.993
801 - 825            8       3,116,400.00       1.47    389,550      8.232       1.613     12.872
---------------------------------------------------------------------------------------------------
Total:             343     211,842,433.49     100.00    617,616      8.434       1.881     12.996
---------------------------------------------------------------------------------------------------

(table continued)


---------------------------------------------------------------------------------------------------
                Weighted        Weighted
                 Average          Avenge                Weighted    Weighted
                  Months          Stated      Weighted   Average     Average    Percent    Percent
FICO                  to        Remaining      Average   Current   Effective    Cashout      Owner
Score               Roll            Term     Seasoning       LTV         LTV       Refi   Occupied
---------------------------------------------------------------------------------------------------
<= 0                   1           298.2           1.8     76.61       66.33        0.0      94.2
501 - 525              5           281.0          19.0     69.94       70.00      100.0     100.0
526 - 550              1           300.0           0.0     80.00       80.00      100.0     100.0
551 - 575              2           297.4           2.6     89.23       57.10       90.7      88.9
576 - 600              1           298.0           2.0     99.60       44.90        0.0     100.0
601 - 625              1           293.7           6.3     84.85       62.04       53.8      86.2
626 - 650              1           297.3           2.7     82.65       67.76        5.0      91.3
651 - 675              2           294.9           5.1     88.57       63.34        8.0      48.3
676 - 700              2           294.1           5.9     81.27       64.73       40.0      77.3
701 - 725              1           298.0           2.0     97.76       61.66        1.9      97.4
726 - 750              1           297.8           2.2     84.45       59.05        6.2      86.4
751 - 775              1           298.3           1.7     85.82       60.58        0.8      82.5
776 - 800              1           298.3           1.7     83.17       63.78       22.7      72.0
801 - 825              1           298.8           1.2     86.11       70.17        1.5     100.0
---------------------------------------------------------------------------------------------------
Total:                 2           296.9           3.1     87.08       61.84       15.1      83.0
---------------------------------------------------------------------------------------------------
Minimum: 516
Maximum: 812
Weighted Average:  710.5
---------------------------------------------------------------------------------------------------






                           Number                          % of                                   Weighted
                               of             Total       Total   Average   Weighted   Weighted    Average
                         Mortgage           Current     Current    Current    Average    Avenge    Maximum
Pledged Loan Indicator      Loans           Balance     Balance    Balance     Coupon    Margin       Rate
-------------------------------------------------------------------------------------------------------------
Pledged Assets                221    144,774,053.60       68.34    655,086      8.445     1.887     12.994
                              122     67,068,379.89       31.66    549,741      8.408     1.866     12.999
-------------------------------------------------------------------------------------------------------------
Total:                        343    211,842,433.49      100.00    617,616      8.434     1.881     12.996
-------------------------------------------------------------------------------------------------------------

(table continued)


                            Weighted       Weighted
                             Average        Average    Weighted   Weighted
                              Months         Stated    Weighted     Avenge    Average    Percent    Percent
                                  to      Remaining     Average    Current  Effective    Cashout      Owner
Pledged Loan Indicator          Roll           Term   Seasoning        LTV        LTV       Refi   Occupied
-------------------------------------------------------------------------------------------------------------

Pledged Assets                     1          297.3         2.7      97.68      60.59       8.0       86.8
                                   2          295.9         4.1      64.19      64.55      30.4       74.6
-------------------------------------------------------------------------------------------------------------
Total:                             2          296.9         3.1      87.08      61.84      15.1       83.0
-------------------------------------------------------------------------------------------------------------






                       Jul 19, 2000 22:45                        Page 10 of 11







Group I Collateral                                 MORGAN STANLEY DEAN WITTER Capital I 2000-1 Trust
                                                                                         343 records
Final Pool                                                                      Balance: 211,842,433

-----------------------------------------------------------------------------------------------------
                      Number                     %  of                                      Weighted
Effective                 of           Total      Total    Average   Weighted  Weighted      Average
Loan-to-Value       Mortgage         Current    Current    Current    Average   Average      Maximum
Ratio (%)              Loans         Balance    Balance    Balance     Coupon    Margin         Rate
-----------------------------------------------------------------------------------------------------
5.01 - 10.00              1        455,000.00       0.21    455,000      8.375     1.750      12.625
10.01 - 15.00             1         50,000.00       0.02     50,000      8.375     1.750      12.875
20.01 - 25.00             5      4,154,900.00       1.96    830,980      8.786     2.152      13.602
25.01 - 30.00             1        556,602.17       0.26    556,602      8.375     1.750      12.875
30.01 - 35.00             4      5,345,731.11       2.52  1,336,433      8.527     2.070      12.918
35.01 - 40.00             4      4,150,000.00       1.96  1,037,500      8.020     1.428      12.652
40.01 - 45.00             3        861,000.00       0.41    287,000      8.158     1.570      13.095
45.01 - 50.00            20     33,734,885.98      15.92  1,686,744      8.592     2.017      12.979
50.01 - 55.00             9      4,850,729.63       2.29    538,970      8.306     1.773      12.915
55.01 - 60.00            42     40,544,005.19      19.14    965,333      8.455     1.908      12.985
60.01 - 65.00            14     16,451,040.41       7.77  1,175,074      8.340     1.856      12.888
65.01 - 70.00           166     70,092,619.62      33.09    422,245      8.411     1.843      13.010
70.01 - 75.00            11      8,486,662.50       4.01    771,515      8.378     1.830      13.043
75.01 - 80.00            56     20,079,376.31       9.48    358,560      8.353     1.813      13.097
80.01 - 85.00             6      2,029,880.57       0.96    338,313      8.292     1.764      12.602
-----------------------------------------------------------------------------------------------------
Total:                  343    211,842,433.49     100.00    617,616      8.434     1.881      12.996
-----------------------------------------------------------------------------------------------------

(table continued)

-----------------------------------------------------------------------------------------------------
                      Weighted     Weighted
                       Average      Average               Weighted     Weighted
Effective               Months       Stated    Weighted    Average      Average   Percent    Percent
Loan-to-Value               to    Remaining     Average    Current    Effective   Cashout      Owner
Ratio (%)                 Roll         Term   Seasoning       LTV           LTV      Refi   Occupied
-----------------------------------------------------------------------------------------------------
5.01 - 10.00                1        299.0        1.0     100.00         9.89        0.0      100.0
10.01 - 15.00               1        298.0        2.0      12.20        12.20        0.0      100.0
20.01 - 25.00               1        298.8        1.2      95.97        23.12        0.0      100.0
25.01 - 30.00               1        297.0        3.0     100.00        29.93        0.0        0.0
30.01 - 35.00               1        296.6        3.4      58.52        34.51       26.2       73.8
35.01 - 40.00               2        297.2        2.8      35.59        36.76       55.4       80.7
40.01 - 45.00               2        299.6        0.4      41.10        41.10       18.7      100.0
45.01 - 50.00               1        296.1        3.9      89.20        48.94        4.4       68.5
50.01 - 55.00               1        297.6        2.4      64.75        52.37       32.3       79.4
55.01 - 60.00               2        297.0        3.0      95.34        59.86       23.8       96.0
60.01 - 65.00               2        291.4        8.6      70.85        63.24       34.8       83.9
65.01 - 70.00               1        297.7        2.3      95.34        69.69       10.8       78.7
70.01 - 75.00               2        297.9        2.1      78.78        71.69        2.9      100.0
75.01 - 80.00               2        298.5        1.5      78.59        78.60        9.1       87.8
80.01 - 85.00               2        294.7        5.3      82.03        82.34        0.0      100.0
-----------------------------------------------------------------------------------------------------
Total:                      2        296.9        3.1      87.08        61.84       15.1       83.0
-----------------------------------------------------------------------------------------------------
Minimum: 9.89
Maximum: 85.00
Weighted Average by Current Balance: 61.84
------------------------------------------------------------------------------------------------


                       Jul 19, 2000 22:45                        Page 11 of 11






Group II Collateral                                MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                         307 records
Final Pool                                                                       Balance: 90,005,337


---------------------------------------------------------------------------------------------------
                      Number                      %  of                                   Weighted
                          of           Total      Total    Average   Weighted  Weighted    Average
Current Mortgage    Mortgage         Current    Current    Current    Average   Average   Ma>arnum
Rates (%)              Loans         Balance    Balance    Balance     Coupon    Margin       Rate
---------------------------------------------------------------------------------------------------
7.001- 7.250              1       186,000.00       0.21    186,000      7.250     2.000     13.250
7.501 - 7.750             2       633,500.00       0.70    316,750      7.750     2.000     13.750
7.751 - 8.000             2     1,213,990.00       1.35    606,995      7.875     2.000     13.875
8.001 - 8.250            63    15,670,482.50      17.41    248,738      8.217     2.000     14.217
8.251 - 8.500           134    39,249,288.63      43.61    292,905      8.437     2.000     14.423
8.501 - 8.750            44    14,238,365.59      15.82    323,599      8.675     2.000     14.675
8.751 - 9.000            58    15,919,210.40      17.69    274,469      8.888     2.000     14.888
9.001 - 9.250             2     2,595,000.00       2.88  1,297,500      9.125     2.000     15.125
9.251 - 9.500             1       299,500.00       0.33    299,500      9.375     2.000     15.375
---------------------------------------------------------------------------------------------------
Total:                  307    90,005,337.12     100.00    293,177      8.524     2.000     14.518
---------------------------------------------------------------------------------------------------

(table continued)


------------------------------------------------------------------------------------------------
                      Weighted   Weighted
                       Average    Average             Weighted   Weighted
                        Months     Stated   Weighted   Average    Average    Percent    Percent
Current Mortgage            to  Remaining    Average   Current  Effective    Cashout      Owner
Rates (%)                 Roll       Term  Seasoning       LTV        LTV       Refi   Occupied
------------------------------------------------------------------------------------------------
7.001- 7.250                59      359.0        1.0     80.00      80.00        0.0      100.0
7.501 - 7.750               60      359.5        0.5     71.59      55.64        0.0      100.0
7.751 - 8.000               58      358.2        1.8     78.64      73.29        0.0      100.0
8.001 - 8.250               59      358.8        1.2     88.08      65.71        7.4       85.4
8.251 - 8.500               59      358.9        1.1     89.00      67.40        5.5       82.5
8.501 - 8.750               59      359.1        0.9     89.60      66.91        8.6       90.1
8.751 - 9.000               60      359.7        0.3     90.84      68.37        5.5       60.7
9.001 - 9.250               60      359.6        0.4    100.00      64.01       59.7      100.0
9.251 - 9.500               59      359.0        1.0    100.00      59.93        0.0        0.0
------------------------------------------------------------------------------------------------
Total:                      59      359.1        0.9     89.33      67.10        7.7       81.0
------------------------------------------------------------------------------------------------
Minimum: 7.2500
Maximum: 9.3750
Weighted Average:  8.5243
------------------------------------------------------------------------------------------------




                        Jul 19, 2000 22:40                       Page 1 of 10






Group II Collateral                                    MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                             307 records
Final Pool                                                                           Balance: 90,005,337


-----------------------------------------------------------------------------------------------------------
                               Number                     %  of                                   Weighted
                                   of          Total      Total    Average  Weighted   Weighted    Average
Current Mortgage Loan        Mortgage        Current    Current    Current   Average    Average    Maximum
Principal Balance ($)           Loans        Balance    Balance    Balance    Coupon     Margin       Rate
-----------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                   4      176,475.00       0.20     44,119     8.613      2.000     14.613
50,000.01 - 100,000.00            37    2,935,019.80       3.26     79,325     8.437      2.000     14.437
100,000.01 - 150,000.00           51    6,502,697.94       7.22    127,504     8.563      2.000     14.563
150,000.01 - 200,000.00           48    8,528,440.24       9.48    177,676     8.524      2.000     14.524
200,000.01 - 250,000.00           29    6,627,322.25       7.36    228,528     8.456      2.000     14.375
250,000.01 - 300,000.00           27    7,574,605.00       8.42    280,541     8.558      2.000     14.558
300,000.01 - 350,000.00           25    8,082,231.96       8.98    323,289     8.451      2.000     14.451
350,000.01 - 400,000.00           23    8,784,755.00       9.76    381,946     8.494      2.000     14.494
400,000.01 - 450,000.00           13    5,521,649.00       6.13    424,742     8.526      2.000     14.526
450,000.01 - 500,000.00           14    6,706,245.00       7.45    479,018     8.480      2.000     14.480
500,000.01 - 750,000.00           22   13,678,395.93      15.20    621,745     8.480      2.000     14.480
750,000.01 - 1,000,000.00          9    8,392,500.00       9.32    932,500     8.446      2.000     14.446
1,000,000.01 - 1,250,000.00        2    2,270,000.00       2.52  1,135,000     8.990      2.000     14.990
1,250,000.01 - 1,500,000.00        2    2,675,000.00       2.97  1,337,500     8.754      2.000     14.754
1,500,000.01 - 1,750,000.00        1    1,550,000.00       1.72  1,550,000     9.125      2.000     15.125
------------------------------------------------------------------------------------------------------------
Total:                            307   90,005,337.12     100.00    293,177     8.524      2.000    14.518
------------------------------------------------------------------------------------------------------------

(table continued)


------------------------------------------------------------------------------------------------------------
                                Weighted   Weighted
                                 Average    Average               Weighted   Weighted
                                  Months     Stated    Weighted    Average    Average    Percent    Percent
Current Mortgage Loan                 to  Remaining     Average    Current  Effective    Cashout      Owner
Principal Balance ($)               Roll       Term   Seasoning        LTV        LTV       Refi   Occupied
------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                     59      359.3         0.7      70.72      63.37       51.0       53.3
50,000.01 - 100,000.00               59      359.1         0.9      81.44      67.81       13.1       82.1
100,000.01 - 150,000.00              59      359.2         0.8      89.33      68.51        3.7       74.8
150,000.01 - 200,000.00              59      359.1         0.9      85.63      70.59        8.0       77.1
200,000.01 - 250,000.00              59      359.1         0.9      91.48      70.93        3.4       79.1
250,000.01 - 300,000.00              59      359.2         0.8      92.97      66.24        3.9       59.5
300,000.01 - 350,000.00              59      359.0         1.0      91.66      70.95        3.8       84.0
350,000.01 - 400,000.00              59      358.9         1.1      91.29      66.68        4.6       91.7
400,000.01 - 450,000.00              59      359.3         0.7      86.78      72.19        7.9       77.3
450,000.01 - 500,000.00              59      358.8         1.2      92.50      66.32        0.0       93.2
500,000.01 - 750,000.00              59      358.9         1.1      92.95      67.26        4.1       89.8
750,000.01 - 1,000,000.00            59      358.7         1.3      79.96      58.24       21.4       77.1
1,000,000.01 - 1,250,000.00          60      359.5         0.5     100.00      64.58        0.0      100.0
1,250,000.01 - 1,500,000.00          60      360.0         0.0      74.98      59.54        0.0       48.6
1,500,000.01 - 1,750,000.00          60      360.0         0.0     100.00      60.00      100.0      100.0
-----------------------------------------------------------------------------------------------------------
Total:                               59      359.1         0.9      89.33      67.10        7.7       81.0
-----------------------------------------------------------------------------------------------------------
Minimum: 39,975
Maximum: 1,550,000
Average: 293,177
-----------------------------------------------------------------------------------------------------------




                                   Jul 19, 2000 22:40            Page 2 of 10






Group II Collateral                                 MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                          307 records
Final Pool                                                                        Balance: 90,005,337


---------------------------------------------------------------------------------------------------
                      Number                       % of                                   Weighted
Current                   of           Total      Total    Average   Weighted  Weighted    Average
Loan-to-Value       Mortgage         Current    Current    Current    Average   Average    Maximum
Ratio(%)               Loans         Balance    Balance    Balance     Coupon    Margin       Rate
---------------------------------------------------------------------------------------------------
15.01 - 20.00             1     1,000,000.00       1.11  1,000,000      8.500     2.000     14.500
25.01 - 30.00             1       600,000.00       0.67    600,000      8.500     2.000     14.500
30.01 - 35.00             1        50,000.00       0.06     50,000      8.875     2.000     14.875
35,01 - 40.00             4       524,500.00       0.58    131,125      8.030     2.000     14.030
40.01 - 45.00             1       200,000.00       0.22    200,000      8.375     2.000     14.375
45.01 - 50.00             3     2,442,500.00       2.71    814,167      8.435     2.000     14.435
50.01 - 55.00             4       528,000.00       0.59    132,000      8.595     2.000     14.595
55.01 - 60.00             4       795,400.00       0.88    198,850      8.313     2.000     14.313
60.01 - 65.00             8     1,661,085.00       1.85    207,636      8.488     2.000     14.488
65.01 - 70.00             4     1,275,000.00       1.42    318,750      8.761     2.000     14.761
70.01 - 75.00            13     3,913,170.00       4.35    301,013      8.442     2.000     14.442
75.01 - 80.00            72    16,214,631.86      18.02    225,203      8.484     2.000     14.451
80.01 - 85.00             2       464,000.00       0.52    232,000      8.487     2.000     14.487
85.01 - 90.00             6     1,836,725.00       2.04    306,121      8.418     2.000     14.418
90.01 - 95.00             9     2,991,851.76       3.32    332,428      8.475     2.000     14.475
95.01 - 100.00          173    54,872,973.50      60.97    317,185      8.558     2.000     14.558
100.01 >=                 1       635,500.00       0.71    635,500      8.375     2.000     14.375
---------------------------------------------------------------------------------------------------
Total:                  307    90,005,337.12     100.00    293,177      8.524     2.000     14.518
---------------------------------------------------------------------------------------------------

(table continued)


----------------------------------------------------------------------------------------------------
                      Weighted     Weighted
                       Average      Average               Weighted   Weighted
Current                 Months       Stated     Weighted   Average    Average    Percent    Percent
Loan-to-Value               to    Remaining      Average   Current  Effective    Cashout      Owner
Ratio(%)                  Roll         Term    Seasoning       LTV        LTV       Refi   Occupied
----------------------------------------------------------------------------------------------------
15.01 - 20.00               60        360.0          0.0     18.18      18.18      100.0      100.0
25.01 - 30.00               58        358.0          2.0     29.06      29.06        0.0      100.0
30.01 - 35.00               60        360.0          0.0     30.30      30.30      100.0      100.0
35,01 - 40.00               59        359.1          0.9     39.46      39.46       42.8      100.0
40.01 - 45.00               60        360.0          0.0     41.24      41.24        0.0        0.0
45.01 - 50.00               59        359.2          0.8     47.78      47.78        0.0      100.0
50.01 - 55.00               60        360.0          0.0     52.72      52.72       24.2      100.0
55.01 - 60.00               59        359.4          0.6     57.56      57.56       63.6      100.0
60.01 - 65.00               59        358.8          1.2     62.67      62.69       36.4      100.0
65.01 - 70.00               60        359.8          0.2     68.28      68.28        0.0       64.7
70.01 - 75.00               59        359.2          0.8     72.29      70.53       21.8       81.3
75.01 - 80.00               59        359.1          0.9     79.37      79.39        7.7       90.6
80.01 - 85.00               59        359.5          0.5     81.91      74.90        0.0       51.7
85.01 - 90.00               59        359.0          1.0     88.67      66.86        0.0      100.0
90.01 - 95.00               59        358.8          1.2     93.30      64.18        0.0       59.9
95.01 - 100.00              59        359.0          1.0     99.86      66.23        4.3       76.7
100.01 >=                   60        360.0          0.0    100.08      70.00        0.0      100.0
----------------------------------------------------------------------------------------------------
Total:                      59        359.1          0.9     89.33      67.10        7.7       81.0
----------------------------------------------------------------------------------------------------
Minimum: 18.18
Maximum): 100.08
Weighted Average:  89.33
----------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------
                      Number                        % of                                    Weighted
                          of            Total      Total    Average   Weighted   Weighted    Average
                    Mortgage         Current    Current     Current    Average    Average    Maximum
Margin (%)             Loans          Balance    Balance    Balance     Coupon     Margin       Rate
-----------------------------------------------------------------------------------------------------
1.751 - 2.000           307    90,005,337.12     100.00    293,177      8.524      2.000      14.518
-----------------------------------------------------------------------------------------------------
Total:                  307    90,005,337.12     100.00    293,177      8.524      2.000      14.518
-----------------------------------------------------------------------------------------------------

(table continued)


-----------------------------------------------------------------------------------------------------
                      Weighted     Weighted
                       Average      Average               Weighted    Weighted
                        Months       Stated    Weighted    Average     Average    Percent    Percent
                            to    Remaining     Average    Current   Effective    Cashout      Owner
Margin (%)                Roll         Term   Seasoning        LTV         LTV       Refi   Occupied
-----------------------------------------------------------------------------------------------------
1.751 - 2.000               59        359.1         0.9      89.33       67.10        7.7       81.0
-----------------------------------------------------------------------------------------------------
Total:                      59        359.1         0.9      89.33       67.10        7.7       81.0
-----------------------------------------------------------------------------------------------------
Minimum: 2.0000
Maximum: 2.0000
Weighted Average:  2.0000
-----------------------------------------------------------------------------------------------------




                        Jul 19, 2000 22:40                       Page 3 of 10






Group II Collateral                                 MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                          307 records
Final Pool                                                                        Balance: 90,005,337

---------------------------------------------------------------------------------------------------
                      Number                       % of                                   Weighted
                          of           Total      Total    Average   Weighted  Weighted    Average
Initial Periodic    Mortgage         Current    Current    Current    Average   Average    Maximum
Cap (%)                Loans         Balance    Balance    Balance     Coupon    Margin       Rate
---------------------------------------------------------------------------------------------------
6.000                   307    90,005,337.12     100.00    293,177      8.524     2.000     14.518
---------------------------------------------------------------------------------------------------
Total:                  307    90,005,337.12     100.00    293,177      8.524     2.000     14.518
---------------------------------------------------------------------------------------------------

(table continued)


--------------------------------------------------------------------------------------------------
                      Weighted     Weighted
                       Average      Average              Weighed   Weighted
                        Months       Stated   Weighted   Average    Average     Parent    Percent
Initial Periodic            to    Remaining    Average   Current  Effective    Cashout      Owner
Cap (%)                   Roll         Term  Seasoning       LTV        LTV       Refi   Occupied
--------------------------------------------------------------------------------------------------
6.000                       59        359.1        0.9     89.33      67.10        7.7       81.0
--------------------------------------------------------------------------------------------------
Total:                      59        359.1        0.9     89.33      67.10        7.7       81.0
--------------------------------------------------------------------------------------------------
Minimum: 6.0000
Maximum: 6.0000
Weighted Average:  6.0000
--------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------
                      Number                        % of                                   Weighted
                          of            Total      Total    Average   Weighted  Weighted    Average
Lifetime Rate Cap   Mortgage          Current    Current    Current    Average   Average    Maximum
(%)                    Loans          Balance    Balance    Balance     Coupon    Margin       Rate
---------------------------------------------------------------------------------------------------
3.625                     1       227,941.25       0.25    227,941      8.375     2.000     12.000
6.000                   306    89,777,395.87      99.75    293,390      8.525     2.000     14.525
---------------------------------------------------------------------------------------------------
Total:                  307    90,005,337.12     100.00    293,177      8.524     2.000     14.518
---------------------------------------------------------------------------------------------------

(table continued)

---------------------------------------------------------------------------------------------------
                      Weighted     Weighted
                       Average      Average             Weighted    Weighted
                        Months       Stated   Weighted   Average     Average    Percent    Percent
Lifetime Rate Cap           to    Remaining    Average   Current   Effective    Cashout      Owner
(%)                       Roll         Term  Seasoning       LTV         LTV       Refi   Occupied
---------------------------------------------------------------------------------------------------
3.625                       58        358.0        2.0     79.98       80.00        0.0        0.0
6.000                       59        359.1        0.9     89.36       67.07        7.8       81.2
---------------------------------------------------------------------------------------------------
Total:                      59        359.1        0.9     89.33       67.10        7.7       81.0
---------------------------------------------------------------------------------------------------
Minimum: 3.6250
Maximum: 6.0000
Weighted Average:  5.9940
---------------------------------------------------------------------------------------------------




                        Jul 19, 2000 22:40                       Page 4 of 10






Group II Collateral                               MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                        307 records
Final Pool                                                                      Balance: 90,005,337


---------------------------------------------------------------------------------------------------
                     Number                        % of                                   Weighted
                         of            Total      Total    Average   Weighted  Weighted    Average
Maximum Mortgage    Mortgage         Current    Current    Current    Average   Average    Maximum
Rates (%)             Loans          Balance    Balance    Balance     Coupon    Margin       Rate
---------------------------------------------------------------------------------------------------
11.751 - 12.000           1       227,941.25       0.25    227,941      8.375     2.000     12.000
13.001 - 13.250           1       186,000.00       0.21    186,000      7.250     2.000     13.250
13.501 - 13.750           2       633,500.00       0.70    316,750      7.750     2.000     13.750
13.751 - 14.000           2     1,213,990.00       1.35    606,995      7.875     2.000     13.875
14.001 - 14.250          63    15,670,482.50      17.41    248,738      8.217     2.000     14.217
14.251 - 14.500         133    39,021,347.38      43.35    293,394      8.437     2.000     14.437
14.501 - 14.750          44    14,238,365.59      15.82    323,599      8.675     2.000     14.675
14.751 - 15.000          58    15,919,210.40      17.69    274,469      8.888     2.000     14.888
15.001 - 15.250           2     2,595,000.00       2.88  1,297,500      9.125     2.000     15.125
15.251 - 15.500           1       299,500.00       0.33    299,500      9.375     2.000     15.375
---------------------------------------------------------------------------------------------------
Total:                  307    90,005,337.12     100.00    293,177      8.524     2.000     14.518
---------------------------------------------------------------------------------------------------

(table continued)


---------------------------------------------------------------------------------------------------
                      Weighted     Weighted
                       Average      Average              Weighted   Weighted
                        Months       Stated   Weighted    Average    Average    Percent    Percent
Maximum Mortgage            to    Remaining    Average    Current  Effective    Cashout      Owner
Rates (%)                 Roll         Term  Seasoning        LTV        LTV       Refi   Occupied
---------------------------------------------------------------------------------------------------
11.751 - 12.000             58        358.0        2.0      79.98      80.00        0.0        0.0
13.001 - 13.250             59        359.0        1.0      80.00      80.00        0.0      100.0
13.501 - 13.750             60        359.5        0.5      71.59      55.64        0.0      100.0
13.751 - 14.000             58        358.2        1.8      78.64      73.29        0.0      100.0
14.001 - 14.250             59        358.8        1.2      88.08      65.71        7.4       85.4
14.251 - 14.500             59        358.9        1.1      89.05      67.33        5.5       83.0
14.501 - 14.750             59        359.1        0.9      89.60      66.91        8.6       90.1
14.751 - 15.000             60        359.7        0.3      90.84      68.37        5.5       60.7
15.001 - 15.250             60        359.6        0.4     100.00      64.01       59.7      100.0
15.251 - 15.500             59        359.0        1.0     100.00      59.93        0.0        0.0
---------------------------------------------------------------------------------------------------
Total:                      59        359.1        0.9      89.33      67.10        7.7       81.0
---------------------------------------------------------------------------------------------------
Minimum: 12.0000
Maximum: 15.3750
Weighted Average:  14.5182
---------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------
                         Number                     % of                                   Weighted
                             of         Total      Total    Average   Weighted  Weighted    Average
Months to Next Rate    Mortgage       Current    Current    Current    Average   Average    Maximum
Adjustment                Loans       Balance    Balance    Balance     Coupon    Margin       Rate
----------------------------------------------------------------------------------------------------
58                          85  27,380,252.49      30.42    322,121      8.412     2.000     14.393
59                         114  30,327,321.47      33.70    266,029      8.505     2.000     14.505
60                         108  32,297,763.16      35.88    299,053      8.638     2.000     14.638
----------------------------------------------------------------------------------------------------
Total:                     307  90,005,337.12     100.00    293,177      8.524     2.000     14.518
----------------------------------------------------------------------------------------------------

(table continued)


------------------------------------------------------------------------------------------------------
                         Weighted     Weighted
                          Average      Average              Weighted   Weighted
                           Months       Stated    Weighted   Average    Average    Percent    Percent
Months to Next Rate            to    Remaining     Average   Current  Effective    Cashout      Owner
Adjustment                   Roll         Term   Seasoning       LTV        LTV       Refi   Occupied
------------------------------------------------------------------------------------------------------
58                             58        358.0         2.0     90.89      66.26        4.9       84.7
59                             59        359.0         1.0     90.64      68.58        3.9       82.3
60                             60        360.0         0.0     86.78      66.42       13.7       76.7
------------------------------------------------------------------------------------------------------
Total:                         59        359.1         0.9     89.33      67.10        7.7       81.0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Minimum: 58
Maximum: 60
Weighted Average:  59.1
------------------------------------------------------------------------------------------------------




                        Jul 19, 2000 22:40                       Page 5 of 10







Group II Collateral                               MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                        307 records
Final Pool                                                                      Balance: 90,005,337



----------------------------------------------------------------------------------------------------
                    Number                          % of                                   Weighted
Geographic              of            Total        Total   Average    Weighted   Weighted   Average
Distribution      Mortgage          Current      Current   Current     Average    Average   Maximum
by Balance           Loans          Balance      Balance   Balance      Coupon     Margin      Rate
----------------------------------------------------------------------------------------------------
California              75    31,413,392.32       34.90    418,845      8.540     2.000     14.540
Florida                 44     9,559,925.03       10.62    217,271      8.457     2.000     14.457
New Jersey              16     5,694,200.00        6.33    355,888      8.627     2.000     14.627
Illinois                19     5,177,736.00        5.75    272,512      8.438     2.000     14.438
New York                11     4,771,470.00        5.30    433,770      8.576     2.000     14.576
Texas                   16     4,177,351.50        4.64    261,084      8.549     2.000     14.549
Massachusetts            7     3,159,000.00        3.51    451,286      8.530     2.000     14.530
Arizona                 13     2,769,951.00        3.08    213,073      8.556     2.000     14.556
Washington               9     2,419,860.31        2.69    268,873      8.485     2.000     14.485
Virginia                 6     1,938,367.00        2.15    323,061      8.492     2.000     14.492
Georgia                  6     1,862,400.00        2.07    310,400      8.359     2.000     14.359
Colorado                 5     1,383,163.69        1.54    276,633      8.357     2.000     14.357
Tennessee                8     1,326,340.00        1.47    165,793      8.571     2.000     14.571
Kentucky                 2     1,121,500.00        1.25    560,750      8.397     2.000     14.397
Hawaii                   3       973,000.00        1.08    324,333      8.521     2.000     14.521
Michigan                 5       894,151.76        0.99    178,830      8.834     2.000     14.834
North Carolina           2       813,290.00        0.90    406,645      8.500     2.000     14.500
Maryland                 3       807,000.00        0.90    269,000      8.578     2.000     14.578
Connecticut              4       746,900.00        0.83    186,725      8.555     2.000     14.555
Oregon                   3       704,500.00        0.78    234,833      8.474     2.000     14.474
Indiana                  3       692,190.00        0.77    230,730      8.468     2.000     14.468
Pennsylvania             6       690,275.00        0.77    115,046      8.611     2.000     14.611
Minnesota                4       682,400.00        0.76    170,600      8.470     2.000     14.470
New Mexico               4       682,000.00        0.76    170,500      8.980     2.000     14.980
Idaho                    3       598,010.00        0.66    199,337      8.250     2.000     14.250
Missouri                 2       569,000.00        0.63    284,500      8.281     2.000     14.281
Louisiana                2       430,000.00        0.48    215,000      8.637     2.000     14.637
Wisconsin                2       429,986.46        0.48    214,993      8.602     2.000     14.602
Ohio                     3       384,098.54        0.43    128,033      8.793     2.000     14.793
Mississippi              2       345,425.21        0.38    172,713      8.417     2.000     14.417
Delaware                 2       340,400.00        0.38    170,200      8.695     2.000     14.695
Nevada                   2       316,900.00        0.35    158,450      8.657     2.000     14.657
Vermont                  2       293,941.25        0.33    146,971      8.375     2.000     12.533
Oklahoma                 2       278,900.00        0.31    139,450      8.375     2.000     14.375
Maine                    2       276,000.00        0.31    138,000      8.428     2.000     14.428
South Carolina           1       275,000.00        0.31    275,000      8.125     2.000     14.125
District of Columbia     1       235,000.00        0.26    235,000      8.125     2.000     14.125
Kansas                   2       204,312.05        0.23    102,156      8.581     2.000     14.581
Nebraska                 1       173,000.00        0.19    173,000      8.875     2.000     14.875
Alabama                  1       152,000.00        0.17    152,000      8.875     2.000     14.875
---------------------------------------------------------------------------------------------------
Continued...
---------------------------------------------------------------------------------------------------

(table continued)



----------------------------------------------------------------------------------------------------
                  Average        Average    Weighted    Weighted   Weighted
Geographic          Months         Stated    Weighted    Average    Average    Percent     Percent
Distribution            to      Remaining     Average    Current  Effective    Cashout       Owner
by Balance            Roll           Term   Seasoning        LTV        LTV       Refi    Occupied
----------------------------------------------------------------------------------------------------
California              59          359.1         0.9      90.66      65.81      15.2       75.5
Florida                 59          358.7         1.3      87.50      71.13       4.7       91.3
New Jersey              59          359.0         1.0      83.43      62.99       2.2       71.2
Illinois                59          359.1         0.9      92.08      71.54       8.2       95.0
New York                59          359.2         0.8      65.16      59.70       0.0       89.3
Texas                   59          359.5         0.5      96.13      68.90       0.0       84.8
Massachusetts           59          359.0         1.0      95.34      68.55       0.0       92.0
Arizona                 59          359.0         1.0      98.89      69.14       5.6       59.8
Washington              58          358.4         1.6      94.04      60.58       0.0       95.0
Virginia                59          358.9         1.1      88.08      73.87       0.0       91.1
Georgia                 59          359.1         0.9      87.84      72.70      30.1       84.8
Colorado                59          359.0         1.0      91.21      64.17       0.0      100.0
Tennessee               59          359.3         0.7      95.82      71.01       0.0       82.6
Kentucky                59          359.2         0.8     100.00      61.75       0.0      100.0
Hawaii                  59          359.2         0.8      85.86      77.02       0.0       46.0
Michigan                59          359.4         0.6      80.61      65.49       0.0       77.6
North Carolina          58          358.4         1.6      95.37      71.93       0.0      100.0
Maryland                59          359.5         0.5      85.41      70.06       0.0      100.0
Connecticut             59          359.2         0.8      89.76      72.62       0.0      100.0
Oregon                  60          359.7         0.3     100.00      66.64       0.0       41.7
Indiana                 59          358.5         1.5      98.54      70.51       0.0      100.0
Pennsylvania            60          359.6         0.4      95.11      71.21       5.8       76.1
Minnesota               59          359.4         0.6      70.82      55.88       0.0       34.1
New Mexico              59          359.4         0.6      89.66      64.30      10.3       56.1
Idaho                   59          359.2         0.8     100.00      60.54       0.0       26.1
Missouri                59          359.1         0.9      96.13      70.00       0.0      100.0
Louisiana               60          360.0         0.0     100.00      70.00       0.0       30.2
Wisconsin               59          359.0         1.0      73.73      73.73      39.5      100.0
Ohio                    60          359.6         0.4      82.73      63.53      14.3      100.0
Mississippi             59          359.3         0.7      99.98      69.90       0.0      100.0
Delaware                59          359.0         1.0      80.00      80.00       0.0      100.0
Nevada                  59          359.1         0.9      91.29      60.05       0.0      100.0
Vermont                 58          358.2         1.8      84.48      77.69       0.0       22.5
Oklahoma                58          358.2         1.8      83.05      78.39       0.0       84.8
Maine                   58          358.3         1.7      82.61      61.23      29.0      100.0
South Carolina          59          359.0         1.0     100.00      49.82       0.0        0.0
District of Columbia    58          358.0         2.0     100.00      69.79       0.0      100.0
Kansas                  59          359.0         1.0      95.69      71.71       0.0      100.0
Nebraska                59          359.0         1.0     100.00      69.94       0.0      100.0
Alabama                 60          360.0         0.0     100.00      69.74       0.0      100.0
----------------------------------------------------------------------------------------------------
Continued...
----------------------------------------------------------------------------------------------------






                        Jul 19, 2000 22:40                       Page 6 of 10






Group II Collateral                            MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                     307 records
Final Pool                                                                   Balance: 90,005,337

-------------------------------------------------------------------------------------------------
 ...continued
-------------------------------------------------------------------------------------------------
                      Number                     % of                                   Weighted
Geographic                of          Total      Total    Average   Weighted  Weighted    Average
Distribution        Mortgage       Current     Current    Current    Average   Average    Maximum
by Balance             Loans        Balance    Balance    Balance     Coupon    Margin       Rate
-------------------------------------------------------------------------------------------------
Montana                   1     101,000.00       0.11    101,000      8.375     2.000     14.375
Rhode Island              1      92,000.00       0.10     92,000      8.500     2.000     14.500
Arkansas                  1      50,000.00       0.06     50,000      8.875     2.000     14.875
-------------------------------------------------------------------------------------------------
Total:                  307  90,005,337.12     100.00    293,177      8.524     2.000     14.518
-------------------------------------------------------------------------------------------------
Number of States Represented:    44
-------------------------------------------------------------------------------------------------

(table continued)


------------------------------------------------------------------------------------------------------
 ...continued
------------------------------------------------------------------------------------------------------
                      Weighted     Weighted
                       Average      Average                 Weighted   Weighted
Geographic              Months       Stated     Weighted     Average    Average    Percent    Percent
Distribution                to    Remaining      Average     Current  Effective    Cashout      Owner
by Balance                Roll         Term    Seasoning        LTV         LTV       Refi   Occupied
------------------------------------------------------------------------------------------------------
Montana                     59      359.0        1.0         100.00      69.31        0.0      100.0
Rhode Island                60      360.0        0.0         100.00      69.57        0.0      100.0
Arkansas                    60      360.0        0.0          30.30      30.30      100.0      100.0
------------------------------------------------------------------------------------------------------
Total:                      59      359.1        0.9          89.33      67.10        7.7       81.0
------------------------------------------------------------------------------------------------------
Number of States Represented:    44
------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------
                         Number                       % of                                   Weighted
                             of          Total       Total   Average   Weighted   Weighted    Average
                       Mortgage        Current     Current    Current    Average   Average    Maximum
Property Type             Loans       Balance      Balance    Balance     Coupon    Margin       Rate
--------------------------------------------------------------------------------------------------------

Single Family Residence  180       56,860,557.13       63.17    315,892      8.518     2.000     14.508
PUD                       58       17,264,334.45       19.18    297,661      8.535     2.000     14.535
Condo                     56       11,951,382.71       13.28    213,418      8.511     2.000     14.511
2-4 Family                 8        3,180,526.83        3.53    397,566      8.571     2.000     14.571
Townhouse                  5          748,536.00        0.83    149,707      8.783     2.000     14.783

--------------------------------------------------------------------------------------------------------
Total:                   307       90,005,337.12      100.00    293,177      8.524     2.000     14.518
--------------------------------------------------------------------------------------------------------

(table continued)


----------------------------------------------------------------------------------------------------------
                          Weighted      Weighted
                           Average       Average                Weighted    Weighted
                            Months        Stated     Weighted    Average     Average    Percent   Percent
                                to     Remaining      Average    Current   Effective    Cashout     Owner
Property Type                 Roll          Term    Seasoning        LTV         LTV      Refi   Occupied
----------------------------------------------------------------------------------------------------------
Single Family Residence       59         359.1         0.9          87.02      66.43       10.1      83.0
PUD                           59         358.8         1.2          92.69      68.68        6.1      81.8
Condo                         59         359.1         0.9          93.78      68.98        1.4      68.6
2-4 Family                    59         359.0         1.0          94.61      63.60        0.0      83.7
Townhouse                     60         359.7         0.3          94.03      66.18        0.0     100.0
-----------------------------------------------------------------------------------------------------------
Total:                        59         359.1         0.9          89.33      67.10        7.7      81.0
-----------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------
                    Number                       % of                                   Weighted
                        of          Total       Total   Average   Weighted   Weighted    Average
                  Mortgage        Current     Current    Current    Average   Average    Maximum
Occupancy            Loans       Balance      Balance    Balance     Coupon    Margin       Rate
------------------------------------------------------------------------------------------------

Primary                243  72,911,000.83       81.01    300,045      8.504     2.000     14.504
Second Home             57  15,259,404.25       16.95    267,709      8.629     2.000     14.594
Investment               7   1,834,932.04        2.04    262,133      8.471     2.000     14.471

------------------------------------------------------------------------------------------------
Total:                 307  90,005,337.12      100.00    293,177      8.524     2.000     14.518
------------------------------------------------------------------------------------------------

(table continued)


--------------------------------------------------------------------------------------------------
                  Weighted       Weighted
                   Average        Average               Weighted   Weighted
                    Months         Stated    Weighted    Average    Average    Percent    Percent
                        to      Remaining     Average    Current  Effective    Cashout      Owner
Occupancy             Roll           Term   Seasoning        LTV        LTV      Refi    Occupied
--------------------------------------------------------------------------------------------------
Primary                 59          359.0         1.0      88.12      67.06       9.1      100.0
Second Home             59          359.3         0.7      95.44      68.95       1.9        0.0
Investment              59          358.7         1.3      86.79      53.51       2.2        0.0

--------------------------------------------------------------------------------------------------
Total:                  59          359.1         0.9      89.33      67.10       7.7       81.0
--------------------------------------------------------------------------------------------------




                        Jul 19, 2000 22:40                       Page 7 of 10







Group II Collateral                                MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                         307 records
Final Pool                                                                       Balance: 90,005,337


----------------------------------------------------------------------------------------------------
                    Number                       % of                                     Weighted
                        of          Total       Total   Average    Weighted    Weighted    Average
                  Mortgage        Current     Current    Current    Average     Average    Maximum
Purpose              Loans       Balance      Balance    Balance     Coupon      Margin       Rate
----------------------------------------------------------------------------------------------------
Purchase               283  82,539,535.20       91.71    291,659      8.515       2.000     14.508
Refinance - Cashout     22   6,963,607.96        7.74    316,528      8.661       2.000     14.661
Refinance - Rate Term    2     502,193.96        0.56    251,097      8.194       2.000     14.194
----------------------------------------------------------------------------------------------------
Total:                 307  90,005,337.12      100.00    293,177      8.524       2.000     14.518
----------------------------------------------------------------------------------------------------
(table continued)


                       Weighted     Weighted
                        Average      Average               Weighted    Weighted
                         Months       Stated    Weighted    Average     Average    Percent     Percent
                             to    Remaining     Average    Current   Effective    Cashout       Owner
Purpose                    Roll         Term   Seasoning        LTV         LTV       Refi    Occupied
-------------------------------------------------------------------------------------------------------
Purchase                   59        359.0         1.0      90.91         67.71       0.0        79.7
Refinance - Cashout        59        359.4         0.6      71.38         59.03     100.0        95.2
Refinance - Rate Term      59        359.0         1.0      79.78         80.00       0.0       100.0
-------------------------------------------------------------------------------------------------------
Total:                     59        359.1         0.9      89.33         67.10       7.7        81.0
-------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------
                         Number                        % of                                   Weighted
                             of          Total        Total    Average   Weighted  Weighted    Average
                       Mortgage        Current      Current    Current    Average   Average    Maximum
Documentation Level       Loans        Balance      Balance    Balance     Coupon    Margin       Rate
-------------------------------------------------------------------------------------------------------
Lite                        155     48,074,476.06    53.41    310,158      8.520     2.000     14.520
Alternative                 145     40,400,121.06    44.89    278,622      8.517     2.000     14.503
No Income Verifier            2        664,500.00     0.74    332,250      9.032     2.000     15.032
Unknown                       2        463,000.00     0.51    231,500      8.745     2.000     14.745
Full                          3        403,240.00     0.45    134,413      8.679     2.000     14.679
-------------------------------------------------------------------------------------------------------
Total:                      307     90,005,337.12   100.00    293,177      8.524     2.000     14.518
-------------------------------------------------------------------------------------------------------

(table continued)


--------------------------------------------------------------------------------------------------------
                   Weighted       Weighted
                    Average        Average                Weighted      Weighted
                     Months         Stated    Weighted     Average       Average    Percent    Percent
                         to      Remaining     Average     Current     Effective    Cashout      Owner
Documentation Level    Roll           Term   Seasoning         LTV           LTV       Refi   Occupied
--------------------------------------------------------------------------------------------------------
Lite                    59          359.0         1.0      89.57          65.60      11.2       76.0
Alternative             59          359.1         0.9      88.77          68.91       4.0       87.3
No Income Verifier      59          359.0         1.0     100.00          59.97       0.0       54.9
Unknown                 59          358.7         1.3      91.77          72.12       0.0      100.0
Full                    60          359.7         0.3      97.49          68.23       0.0       73.2
--------------------------------------------------------------------------------------------------------
Total:                  59          359.1         0.9      89.33          67.10       7.7       81.0
--------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
                    Number                          % of                                     Weighted
                        of          Total          Total    Average    Weighted  Weighted     Average
Lien              Mortgage        Current        Current    Current     Average   Average     Maximum
Position             Loans        Balance        Balance    Balance      Coupon    Margin        Rate
-------------------------------------------------------------------------------------------------------
1st Lien               307    90,005,337.12      100.00    293,177      8.524      2.000      14.518
-------------------------------------------------------------------------------------------------------
Total:                 307    90,005,337.12      100.00    293,177      8.524      2.000      14.518
-------------------------------------------------------------------------------------------------------

(table continued)


-------------------------------------------------------------------------------------------------------
                  Weighted       Weighted
                   Average        Average               Weighted      Weighted
                    Months         Stated    Weighted    Average       Average    Percent     Percent
Lien                    to      Remaining     Average    Current     Effective    Cashout       Owner
Position              Roll           Term   Seasoning        LTV           LTV       Refi    Occupied
-------------------------------------------------------------------------------------------------------
1st Lien                59          359.1         0.9      89.33        67.10      7.7         81.0
-------------------------------------------------------------------------------------------------------
Total:                  59          359.1         0.9      89.33        67.10      7.7         81.0
-------------------------------------------------------------------------------------------------------





                        Jul 19, 2000 22:40                       Page 8 of 10






Group II Collateral                                MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                         307 records
Final Pool                                                                       Balance: 90,005,337

-----------------------------------------------------------------------------------------------------
                     Number                        % of                                     Weighted
                         of            Total      Total    Average   Weighted  Weighted      Average
FICO               Mortgage          Current    Current    Current    Average   Average      Maximum
Score                 Loans          Balance    Balance    Balance     Coupon    Margin         Rate
-----------------------------------------------------------------------------------------------------
<= 0                    4         841,500.00       0.93    210,375      8.501     2.000       14.501
526 - 550               2         760,000.00       0.84    380,000      8.641     2.000       14.641
551 - 575               1         248,000.00       0.28    248,000      8.375     2.000       14.375
576 - 600               8       1,890,320.00       2.10    236,290      8.514     2.000       14.514
601 - 625              16       5,164,881.04       5.74    322,805      8.650     2.000       14.650
626 - 650              33      12,117,157.99      13.46    367,187      8.528     2.000       14.528
651 - 675              33       8,656,010.25       9.62    262,303      8.470     2.000       14.470
676 - 700              29       7,247,382.29       8.05    249,910      8.582     2.000       14.582
701 - 725              33       9,800,684.92      10.89    296,990      8.506     2.000       14.506
726 - 750              47      16,948,049.32      18.83    360,597      8.517     2.000       14.485
751 - 775              50      13,438,588.31      14.93    268,772      8.531     2.000       14.531
776 - 800              43      11,780,463.00      13.09    273,964      8.520     2.000       14.520
801 - 825               8       1,112,300.00       1.24    139,038      8.175     2.000       14.175
-----------------------------------------------------------------------------------------------------
Total:                  307    90,005,337.12     100.00    293,177      8.524     2.000       14.518
-----------------------------------------------------------------------------------------------------

(table continued)


----------------------------------------------------------------------------------------------------
                      Weighted   Weighted
                       Average    Average               Weighted     Weighted
                        Months     Stated    Weighted    Average      Average    Percent    Percent
FICO                        to  Remaining     Average    Current    Effective    Cashout      Owner
Score                     Roll       Term   Seasoning        LTV          LTV       Refi   Occupied
----------------------------------------------------------------------------------------------------
<= 0                       59      358.9        1.1      91.53        62.54        0.0       66.7
526 - 550                  60      360.0        0.0      95.41        30.30        6.6      100.0
551 - 575                  58      358.0        2.0      80.00        80.00        0.0      100.0
576 - 600                  59      359.3        0.7      86.37        64.01        0.0       81.0
601 - 625                  59      359.2        0.8      90.38        64.90        8.4       50.4
626 - 650                  59      358.9        1.1      86.14        62.77        0.7       92.7
651 - 675                  59      358.8        1.2      91.15        68.34       14.2       91.2
676 - 700                  59      359.2        0.8      92.00        68.64        2.2       79.3
701 - 725                  59      359.1        0.9      87.98        69.91        7.8       80.2
726 - 750                  59      359.1        0.9      88.15        65.61       16.6       89.1
751 - 775                  59      358.8        1.2      89.50        68.87        7.2       73.8
776 - 800                  59      359.4        0.6      91.74        68.70        3.9       73.3
801 - 825                  59      358.6        1.4      91.61        72.01        0.0       72.3
---------------------------------------------------------------------------------------------------
Total:                     59      359.1        0.9      89.33        67.10        7.7       81.0
---------------------------------------------------------------------------------------------------
Minimum: 532
Maximum: 811
Weighted Average by Current Balance: 709.0
---------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
                           Number                      % of                                   Weighted
                               of         Total       Total    Average   Weighted   Weighty    Average
                         Mortgage       Current     Current    Current    Average   Average    Maximum
Pledged Loan Indicator      Loans       Balance     Balance    Balance     Coupon    Margin       Rate
-------------------------------------------------------------------------------------------------------
Pledged Assets              192    61,177,050.26     67.97    318,630      8.547     2.000     14.547
Non Pledged Assets          115    28,828,286.86     32.03    250,681      8.476     2.000     14.457
-------------------------------------------------------------------------------------------------------
Total:                      307    90,005,337.12    100.00    293,177      8.524     2.000     14.518
-------------------------------------------------------------------------------------------------------

(table continued)


-------------------------------------------------------------------------------------------------------
                       Weighted       Weighted
                        Average        Average               Weighted    Weighted
                         Months         Stated    Weighted    Average     Average    Percent    Percent
                             to      Remaining     Average    Current   Effective    Cashout      Owner
Pledged Loan Indicator     Roll           Term   Seasoning        LTV         LTV      Refi    Occupied
-------------------------------------------------------------------------------------------------------
Pledged Assets              59          359.0         1.0      98.87       66.15       3.8       76.8
Non Pledged Assets          59          359.2         0.8      69.10       69.11      16.0       90.0
-------------------------------------------------------------------------------------------------------
Total:                      59          359.1         0.9      89.33       67.10       7.7       81.0
-------------------------------------------------------------------------------------------------------





                                   Jul 19, 2000 22:40             Page 9 of 10







Group II Collateral                               MORGAN STANLEY DEAN WITTER CAPITAL I 2000-1 Trust
                                                                                        307 records
Final Pool                                                                      Balance: 90,005,337

--------------------------------------------------------------------------------------------------
                      Number                    %  of                                    Weighted
Effective                 of         Total      Total    Average   Weighted   Weighted    Average
Loan-to-Value       Mortgage       Current    Current    Current    Average    Average    Maximum
Ratio (%)              Loans       Balance    Balance    Balance     Coupon     Margin       Rate
--------------------------------------------------------------------------------------------------
<= 0.00                  1      710,000.00       0.79    710,000      8.625      2.000     14.625
15.01 - 20.00            1    1,000,000.00       1.11  1,000,000      8.500      2.000     14.500
20.01 - 25.00            2      562,770.00       0.63    281,385      8.296      2.000     14.296
25.01 - 30.00            2      738,010.00       0.82    369,005      8.453      2.000     14.453
30.01 - 35.00            1       50,000.00       0.06     50,000      8.875      2.000     14.875
35.01 - 40.00            5      824,500.00       0.92    164,900      8.155      2.000     14.155
40.01 - 45.00            3      778,900.00       0.87    259,633      8.554      2.000     14.554
45.01 - 50.00            9    4,739,957.04       5.27    526,662      8.398      2.000     14.398
50.01 - 55.00            6      978,000.00       1.09    163,000      8.596      2.000     14.596
55.01 - 60.00           29   12,013,427.69      13.35    414,256      8.676      2.000     14.676
60.01 - 65.00           10    2,410,810.00       2.68    241,081      8.526      2.000     14.526
65.01 - 70.00          154   45,447,160.53      50.49    295,111      8.526      2.000     14.526
70.01 - 75.00           11    3,313,170.00       3.68    301,197      8.401      2.000     14.401
75.01 - 80.00           72   16,214,631.86      18.02    225,203      8.484      2.000     14.451
80.01 - 85.00            1      224,000.00       0.25    224,000      8.875      2.000     14.875
--------------------------------------------------------------------------------------------------
Total:                  307  90,005,337.12     100.00    293,177      8.524      2.000     14.518
--------------------------------------------------------------------------------------------------

(table continued)

--------------------------------------------------------------------------------------------------
                      Weighted    Weighted
                       Average     Average             Weighted   Weighted
Effective               Months      Stated   Weighted   Average    Average    Percent    Percent
Loan-to-Value               to   Remaining    Average   Current  Effective    Cashout      Owner
Ratio (%)                 Roll        Term  Seasoning       LTV        LTV       Refi   Occupied
--------------------------------------------------------------------------------------------------
<= 0.00                   60       360.0        0.0     100.00       0.00          0.0      100.0
15.01 - 20.00             60       360.0        0.0      18.18      18.18        100.0      100.0
20.01 - 25.00             58       358.0        2.0     100.00      22.35          0.0      100.0
25.01 - 30.00             58       358.4        1.6      42.33      29.18          0.0       81.3
30.01 - 35.00             60       360.0        0.0      30.30      30.30        100.0      100.0
35.01 - 40.00             59       359.1        0.9      60.32      39.66         27.2      100.0
40.01 - 45.00             59       359.0        1.0      81.89      43.93          0.0       74.3
45.01 - 50.00             59       358.8        1.2      72.42      48.82          0.0       80.4
50.01 - 55.00             60       359.7        0.3      65.96      53.64         13.1       54.0
55.01 - 60.00             59       359.2        0.8      96.74      59.73         17.1       79.3
60.01 - 65.00             59       358.8        1.2      68.52      62.95         25.1      100.0
65.01 - 70.00             59       359.0        1.0      98.34      69.82          1.8       76.5
70.01 - 75.00             59       359.3        0.7      72.29      72.30         25.8       85.4
75.01 - 80.00             59       359.1        0.9      79.37      79.39          7.7       90.6
80.01 - 85.00             60       360.0        0.0      80.29      80.29          0.0        0.0
--------------------------------------------------------------------------------------------------
Total:                    59       359.1        0.9      89.33      67.10          7.7       81.0
--------------------------------------------------------------------------------------------------
Minimum: 18.18
Maximum: 80.29
Weighted Average by Current Balance: 66.57
-------------------------------------------------------------------------------------------------



                       Jul 19, 2000 22:40                        Page 10 of 10






Morgan Stanley Dean Witter Capital I Series 2000-1 Class A-I
Yield Tables for Comp Materials - 7/19/2000 kwl

Tranche A-I (To MAT)

                    Scen PP0M100   Scen PP10M100   Scen PP15M100    Scen PP20M100    Scen PP25M100    Scen PP30M100   Scen PP40M100
Price / DM
99/24                  32.45           35.02            36.73            38.50            40.41             42.37           46.49
99/24+                 32.30           34.73            36.35            38.03            39.84             41.69           45.57
99/25                  32.15           34.44            35.97            37.56            39.26             41.01           44.64
99/25+                 32.00           34.15            35.60            37.09            38.69             40.33           43.71
99/26                  31.85           33.86            35.22            36.62            38.12             39.65           42.78
99/26+                 31.69           33.57            34.85            36.15            37.55             38.97           41.85
99/27                  31.54           33.28            34.47            35.68            36.98             38.29           40.93
99/27+                 31.39           32.99            34.10            35.21            36.41             37.61           40.00
99/28                  31.24           32.70            33.72            34.74            35.84             36.93           39.07
99/28+                 31.08           32.41            33.35            34.28            35.27             36.25           38.15
99/29                  30.93           32.12            32.97            33.81            34.70             35.57           37.22
99/29+                 30.78           31.83            32.60            33.34            34.13             34.89           36.30
99/30                  30.63           31.54            32.22            32.87            33.56             34.21           35.37
99/30+                 30.48           31.25            31.85            32.40            32.99             33.53           34.45
99/31                  30.32           30.96            31.47            31.94            32.42             32.85           33.52
99/31+                 30.17           30.67            31.10            31.47            31.85             32.17           32.60
100/00                 30.02           30.38            30.72            31.00            31.29             31.50           31.67
100/00+                29.87           30.09            30.35            30.53            30.72             30.82           30.75
100/01                 29.72           29.80            29.98            30.07            30.15             30.14           29.83
100/01+                29.57           29.51            29.60            29.60            29.58             29.46           28.90
100/02                 29.41           29.22            29.23            29.13            29.01             28.79           27.98
100/02+                29.26           28.93            28.86            28.66            28.44             28.11           27.06
100/03                 29.11           28.64            28.48            28.20            27.88             27.43           26.13
100/03+                28.96           28.35            28.11            27.73            27.31             26.75           25.21
100/04                 28.81           28.06            27.73            27.27            26.74             26.08           24.29
100/04+                28.66           27.77            27.36            26.80            26.17             25.40           23.37
100/05                 28.50           27.48            26.99            26.33            25.61             24.72           22.45
100/05+                28.35           27.19            26.62            25.87            25.04             24.05           21.53
100/06                 28.20           26.90            26.24            25.40            24.47             23.37           20.61
100/06+                28.05           26.62            25.87            24.94            23.91             22.70           19.69
100/07                 27.90           26.33            25.50            24.47            23.34             22.02           18.77
100/07+                27.75           26.04            25.12            24.00            22.77             21.35           17.85
100/08                 27.60           25.75            24.75            23.54            22.21             20.67           16.93
Average Life           18.64            7.86             5.61             4.22             3.31              2.68            1.88
First Prin          08/15/00        08/15/00         08/15/00         08/15/00         08/15/00          08/15/00        08/15/00
Last Prin           05/15/25        07/15/24         10/15/22         09/15/19         07/15/16          11/15/13        02/15/10
 Payment Window         298             288              267              230              192               160             115




Morgan Stanley Dean Witter Capital I Series 2000-1 Class A-I
Yield Tables for Comp Materials - 7/19/2000 kwl

Tranche A-I (To CALL)

                 Scen PP0C100   Scen PP10C100     Scen PP15C100     Scen PP20C100   Scen PP25C100    Scen PP30C100   Scen PP40C100
Price / DM
99/24                  32.44          34.71             36.15             37.76           39.53             41.45          45.70
99/24+                 32.28          34.41             35.77             37.27           38.94             40.74          44.72
99/25                  32.13          34.12             35.38             36.79           38.34             40.02          43.73
99/25+                 31.98          33.82             35.00             36.30           37.74             39.30          42.75
99/26                  31.83          33.53             34.61             35.82           37.15             38.59          41.77
99/26+                 31.67          33.23             34.23             35.33           36.55             37.87          40.79
99/27                  31.52          32.94             33.84             34.85           35.95             37.15          39.80
99/27+                 31.37          32.65             33.46             34.36           35.36             36.44          38.82
99/28                  31.22          32.35             33.07             33.88           34.76             35.72          37.84
99/28+                 31.06          32.06             32.69             33.39           34.17             35.00          36.86
99/29                  30.91          31.76             32.30             32.91           33.57             34.29          35.88
99/29+                 30.76          31.47             31.92             32.42           32.97             33.57          34.90
99/30                  30.61          31.17             31.54             31.94           32.38             32.86          33.92
99/30+                 30.46          30.88             31.15             31.45           31.78             32.14          32.94
99/31                  30.30          30.59             30.77             30.97           31.19             31.43          31.96
99/31+                 30.15          30.29             30.38             30.48           30.59             30.71          30.98
100/00                 30.00          30.00             30.00             30.00           30.00             30.00          30.00
100/00+                29.85          29.71             29.62             29.52           29.41             29.29          29.02
100/01                 29.70          29.41             29.23             29.03           28.81             28.57          28.04
100/01+                29.54          29.12             28.85             28.55           28.22             27.86          27.06
100/02                 29.39          28.83             28.47             28.07           27.62             27.14          26.09
100/02+                29.24          28.53             28.08             27.58           27.03             26.43          25.11
100/03                 29.09          28.24             27.70             27.10           26.44             25.72          24.13
100/03+                28.94          27.95             27.32             26.62           25.84             25.01          23.15
100/04                 28.79          27.65             26.93             26.13           25.25             24.29          22.18
100/04+                28.63          27.36             26.55             25.65           24.66             23.58          21.20
100/05                 28.48          27.07             26.17             25.17           24.06             22.87          20.22
100/05+                28.33          26.78             25.79             24.69           23.47             22.16          19.25
100/06                 28.18          26.48             25.40             24.20           22.88             21.44          18.27
100/06+                28.03          26.19             25.02             23.72           22.28             20.73          17.30
100/07                 27.88          25.90             24.64             23.24           21.69             20.02          16.32
100/07+                27.72          25.61             24.26             22.76           21.10             19.31          15.34
100/08                 27.57          25.31             23.87             22.28           20.51             18.60          14.37
Average Life           18.60           7.60              5.31              3.96            3.08              2.48           1.74
First Prin          08/15/00       08/15/00          08/15/00          08/15/00        08/15/00          08/15/00       08/15/00
Last Prin           07/15/24       02/15/18          11/15/13          11/15/10        08/15/08          01/15/07       02/15/05
 Payment Window          288            211               160               124              97                78             55



Morgan Stanley Dean Witter Capital I Series 2000-1 Class A-II
Yield Tables for Comp Materials - 7/19/2000 kwl

Tranche A-II

                  Scen PP0M100   Scen PP10M100   Scen PP15M100      Scen PP20M100     Scen PP25M100   Scen PP30M100  Scen PP40M100
Price / Yield
99/24                    8.03            8.02           8.02                8.01            8.01             8.00          8.00
99/24+                   8.02            8.01           8.01                8.01            8.00             8.00          7.99
99/25                    8.02            8.01           8.01                8.00            7.99             7.99          7.98
99/25+                   8.01            8.00           8.00                7.99            7.99             7.98          7.97
99/26                    8.01            8.00           7.99                7.99            7.98             7.97          7.96
99/26+                   8.01            7.99           7.99                7.98            7.97             7.97          7.95
99/27                    8.00            7.99           7.98                7.98            7.97             7.96          7.94
99/27+                   8.00            7.99           7.98                7.97            7.96             7.95          7.93
99/28                    7.99            7.98           7.97                7.96            7.95             7.94          7.91
99/28+                   7.99            7.98           7.97                7.96            7.95             7.93          7.90
99/29                    7.99            7.97           7.96                7.95            7.94             7.93          7.89
99/29+                   7.98            7.97           7.96                7.94            7.93             7.92          7.88
99/30                    7.98            7.96           7.95                7.94            7.92             7.91          7.87
99/30+                   7.98            7.96           7.94                7.93            7.92             7.90          7.86
99/31                    7.97            7.95           7.94                7.93            7.91             7.89          7.85
99/31+                   7.97            7.95           7.93                7.92            7.90             7.89          7.84
100/00                   7.96            7.94           7.93                7.91            7.90             7.88          7.83
100/00+                  7.96            7.94           7.92                7.91            7.89             7.87          7.82
100/01                   7.96            7.93           7.92                7.90            7.88             7.86          7.81
100/01+                  7.95            7.93           7.91                7.89            7.87             7.85          7.80
100/02                   7.95            7.92           7.91                7.89            7.87             7.85          7.79
100/02+                  7.94            7.92           7.90                7.88            7.86             7.84          7.78
100/03                   7.94            7.91           7.89                7.88            7.85             7.83          7.77
100/03+                  7.94            7.91           7.89                7.87            7.85             7.82          7.76
100/04                   7.93            7.90           7.88                7.86            7.84             7.81          7.75
100/04+                  7.93            7.90           7.88                7.86            7.83             7.81          7.74
100/05                   7.92            7.89           7.87                7.85            7.83             7.80          7.73
100/05+                  7.92            7.89           7.87                7.84            7.82             7.79          7.72
100/06                   7.92            7.88           7.86                7.84            7.81             7.78          7.71
100/06+                  7.91            7.88           7.86                7.83            7.80             7.77          7.70
100/07                   7.91            7.87           7.85                7.83            7.80             7.77          7.69
100/07+                  7.91            7.87           7.84                7.82            7.79             7.76          7.68
100/08                   7.90            7.86           7.84                7.81            7.78             7.75          7.67
Average Life             5.05            3.90           3.42                3.01            2.64             2.32          1.79
First Prin           06/15/05        08/15/00       08/15/00            08/15/00        08/15/00         08/15/00      08/15/00
Last Prin            08/15/05        08/15/05       08/15/05            08/15/05        08/15/05         08/15/05      08/15/05
 Payment Window             3              61             61                  61              61               61            61
